As filed with the Securities and Exchange Commission on April 30, 2009
Commission File Nos. 333-147558
811-22145

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 1
and
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 2

FEDERAL LIFE TRUST
(Exact Name of Registrant as Specified in Charter)

3750 West Deerfield Road
Riverwoods, Illinois 60015
(Address of Principal Executive Office)

(800) 233-3750
(Registrant’s Telephone Number, including Area Code)

William S. Austin
President and Chief Operating Officer
Federal Life Insurance Company (Mutual)
3750 West Deerfield Road
Riverwoods, Illinois 60015
(Name and Address of Agent for Service)

Copy to:

Michael K. Renetzky, Esq.
Locke Lord Bissell & Liddell LLP
111 South Wacker Drive
Chicago, Illinois 60606

Approximate date of proposed public offering:  As soon after the effective date of this registration statement as is practicable.

It is proposed that this filing will become effective:

☑  immediately upon filing pursuant to paragraph (b) of Rule 485

☐  on [date], pursuant to paragraph (b) of Rule 485

☐  60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐  on [date] pursuant to paragraph (a)(1) of Rule 485

☐  75 days after filing pursuant to paragraph (a)(2) of Rule 485

☐  on [date] pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant hereby agrees to amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall became effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

PROSPECTUS

FEDERAL LIFE TRUST

Federal Life Fixed Income Portfolio
Federal Life Equity Portfolio

April 30, 2009

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a criminal offense.

THE PORTFOLIOS

This prospectus describes the two portfolios (the “Portfolios”) of Federal Life Trust, a Delaware statutory trust (the “Trust”), the Federal Life Fixed Income Portfolio and the Federal Life Equity Portfolio. The Portfolios are investment vehicles for individual variable deferred annuity contracts. Shares of the Portfolios are offered only to Federal Life Variable Annuity Account — A, a separate account of Federal Life Insurance Company (Mutual), to fund the benefits of individual variable deferred annuity contracts. Shares are not offered to the general public.

This prospectus includes important information about the Portfolios that you should know before investing. You should read this prospectus and keep it for future reference. You also should read the separate account prospectus for the individual variable deferred annuity contract that you want to purchase. That prospectus contains information about the contract, your investment options, the separate account and expenses related to purchasing a individual variable deferred annuity contract.

The Board of Trustees of the Trust may change the investment objective or the principal investment strategies, or both, without the approval of the separate account, as sole shareholder of the Portfolios. If there is a material change to the investment objective or principal investment strategy, you should consider whether a Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolios will achieve their investment objectives.

FLC Investment Management Company, LLC is the investment adviser to the Portfolios (“Adviser”), and Alley Company, LLC is the subadviser to the Portfolios (“Subadviser”). See “Management of the Portfolios.”

The Federal Life Fixed Income Portfolio

Investment Objective

The Federal Life Fixed Income Portfolio seeks to provide investors with current income and preservation of capital.

Principal Investment Strategies

The Federal Life Fixed Income Portfolio is a “fund-of-funds” and seeks to achieve its investment objective by investing primarily in a portfolio of securities of exchange-traded funds (each, an “ETF” or “Underlying ETF” and collectively, “ETFs” or “Underlying ETFs”). The Portfolio invests, under normal circumstances, its net assets plus the amount of any borrowings for investment purposes, primarily in Underlying ETFs. For the purposes of this investment policy, assets are measured at the time of purchase. Each Underlying ETF, in turn, in an attempt to track its benchmark, invests in a variety of U.S. and foreign securities or commodities. For more information regarding the nature of various ETFs and their principal investment strategies, see “Additional Information About Investment Strategies” in this prospectus.

The Federal Life Fixed Income Portfolio, under normal market conditions, is expected to invest its assets primarily in Underlying ETFs that invest primarily in fixed-income securities of issuers in a variety of sectors, providing investors with broad-based market exposure. Normally, the Portfolio invests substantially all of its assets in Underlying ETFs to meet its investment objective. However, the Portfolio may invest a portion of its assets in cash, cash equivalents, money market funds, or other investments. The Underlying ETFs may also invest a portion of their assets in money market funds, securities with remaining maturities of less than one year or cash equivalents, or may hold cash. In order to meet its objective of providing capital preservation, the Portfolio may make short sales or make frequent trades.

For temporary defensive purposes, including during periods of unusual cash flows, the Portfolio and the Underlying ETFs may depart from their principal investment strategies and invest part or all of their assets in these securities or may hold cash. During such periods, the Portfolio may not be able to achieve its investment objective. The Portfolio may adopt a defensive strategy when either the Adviser or the Subadviser believes securities in which the Portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

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The Federal Life Fixed Income Portfolio may invest its assets in the Underlying ETFs that collectively represent the asset classes in the target asset allocation ranges described below. In determining the specific weightings for each asset class and the Underlying ETFs, the Subadviser will consider relative attractiveness. The Subadviser will analyze myriad factors to determine relative attractiveness, including economic and valuation considerations. Additionally, the Subadviser will consider asset classes and underlying ETFs for their diversification benefits within the Portfolio, according to the Subadviser’s asset allocation model, in order to achieve a higher level of expected return for a given level of risk or a given level of expected return for a lower level of risk.

Percentage of
Underlying
Asset Class	ETF Holdings

Cash Equivalents	0 — 80%
U.S. Treasuries	0 — 40%
U.S. Treasury Inflation Protected	0 — 30%
U.S. Agencies	0 — 30%
U.S. Corporates	0 — 40%
Mortgage and Asset Backed Securities	0 — 40%
International Bonds	0 — 25%
High Yield*	0 — 15%

*	High yield bonds are commonly referred to as “junk bonds” and are subject to a substantial degree of credit risk.

The above table is a general guide regarding the anticipated allocation of assets among these asset classes. Subject to the approval of the Adviser, the Subadviser may change these asset classes and the allocations from time-to-time without the approval of or notice to the separate account, the sole shareholder of the Portfolio.

Principal Investment Risks

Like all investments in securities, you risk losing money by investing in the Federal Life Fixed Income Portfolio. The main risks of investing in the Portfolio are:

Management Risk

The Subadviser will use a subjective process in selecting the specific ETFs in which the Portfolio will invest, considering economic and valuation considerations as well as diversification benefits. The Subadviser’s skill in choosing appropriate investments will play a large part in determining whether the Portfolio is able to achieve its investment objective. If the Subadviser’s projections about the prospects for individual Underlying ETFs are incorrect, such errors in judgment by the Subadviser may result in losses in the Portfolio’s investment in such security, which can also result in possible losses overall for the Portfolio. Although the Adviser is responsible for overseeing the Subadviser, the Adviser is newly formed and has never managed a fund.

ETF Risks

The Portfolio will invest primarily in ETFs. When the Portfolio invests in Underlying ETFs, it will indirectly bear its proportionate share of any fees and expenses payable directly by the Underlying ETF. In addition, Underlying ETFs are subject to the following risks:

•	the market price of an Underlying ETF’s shares may trade above or below its net asset value;

•	an active trading market for an Underlying ETF’s shares may not develop or be maintained;

•	the Underlying ETF may employ an investment strategy that utilizes leverage;

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•	trading of an Underlying ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally; or

•	an Underlying ETF may fail to achieve close correlation with the benchmark that it tracks, which is referred to as tracking error, due to a variety of factors, such as rounding of prices and changes to the benchmark and/or regulatory policies, resulting in the deviating of the Underlying ETF’s returns from that of the benchmark.

Some Underlying ETFs may be thinly traded, and the costs associated with respect to purchasing and selling the Underlying ETFs (including the bid-ask spread) will be borne by the Portfolio.

Fixed Income Securities Risk

The Federal Life Fixed Income Portfolio is expected to invest its assets primarily in ETFs that invest primarily in fixed-income securities, including, but not necessarily limited to, U.S. Treasury ETFs across all maturities, investment grade corporate bonds, mortgage backed securities and high yield corporate bonds. Through its investments, the Federal Life Fixed Income Portfolio will be exposed to fixed income risks described below:

Credit Risk.  Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. U.S. Treasury bonds have minimal credit risk because they are backed by the U.S. government’s full faith and credit. Certain securities issued by U.S. government-sponsored entities, such as FNMA, FHLMC and Federal Home Loan Banks are not guaranteed by the U.S. government, and no assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. Additionally, corporate bonds are subject to greater credit risk than U.S. government bonds, and high yield bonds are subject to greater credit risk than higher quality bonds. High yield bonds are commonly referred to as “junk bonds” and are subject to a substantial degree of credit risk.

Change in Rating Risk.  A credit rating is a measure of an issuer’s expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating has a very strong degree of certainty (or safety) with respect to making all payments. An issuer with the second-highest credit rating has strong capacity to make all payments, but the degree of safety is somewhat less. If a rating agency gives a debt security a lower rating, the value of the debt security will ordinarily decline because investors will demand a higher rate of return. Lower-rated debt securities, including high yield bonds, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Bonds rated below investment grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated bonds is even narrower.

Interest Rate Risk.  Interest rate risk is the risk that bond prices will decline over short or even long periods due to rising market interest rates. All bonds, including those issued by the U.S. government and its agencies, are subject to interest rate risk. Their prices tend to move in the opposite direction from market interest rate movements. When interest rates go up, bond prices tend to fall; when rates fall, prices tend to rise. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities, bonds with interest rate reset provisions, notes or money market instruments. If prices throughout the economy were to decline over time, resulting in “deflation,” the principal and income of inflation-protected bonds held by an Underlying ETF would likely decline in price, which would result in losses for the Underlying ETF.

Prepayment and Extension Risk.  Prepayment risk is the risk that during periods of falling interest rates, an issuer of securities may be able to repay principal prior to the security’s maturity causing the Underlying ETF to have to reinvest in securities with a lower yield. Extension risk is the risk that when interest rates rise, certain securities will be paid off substantially more slowly than originally anticipated and the value of those

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securities may fall sharply. Both prepayment risk and extension risk may result in a decline to the Underlying ETFs’ income.

Duration Risk.  Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Foreign Securities Risk

The Federal Life Fixed Income Portfolio may invest in international fixed income ETFs, which are ETFs that invest in fixed income securities issued outside the U.S. Foreign securities are subject to additional risks not typically associated with investments in domestic securities. These risks may include, among others, country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

Some foreign markets are considered to be emerging markets. Investment in these emerging markets is subject to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

Derivatives Risk

The Portfolio will invest primarily in ETFs, some of which may use derivatives. Therefore, the Portfolio may be exposed to derivatives risk through its investments in ETFs. Derivatives include, among other instruments, futures contracts, options on futures contracts, other types of options that may be exchange-traded or traded over-the-counter, indexed and inverse floating-rate securities, and swap agreements. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indexes or rates.

Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. Investments in these ETFs may involve the risk that the value of derivatives may rise or fall more rapidly than other investments, and the risk that an Underlying ETF may lose more than the amount invested in the derivative instrument in the first place. Derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses.

Real Estate Investment Risk

The Federal Life Fixed Income Portfolio will invest in ETFs that invest in the fixed income securities of issuers across a variety of sectors. Therefore, it is likely that some of the Underlying ETFs will invest in fixed income securities of one or more issuers in the real estate sector. Investment in equity securities in the real estate sector is subject to many of the same risks associated with the direct ownership of real estate, such as adverse changes in national, state or local real estate conditions (resulting from, for example, oversupply of or reduced demand for space and changes in market rental rates); obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of tax, environmental, and other laws.

Short Sale Risk

In order to meet its investment objective of providing preservation of capital for investors, the Portfolio may make short sales, which involves selling a security it does not own in anticipation that the security’s price will decline. Short sales expose the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the portfolio.

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Turnover Risk

The Portfolio is actively managed. In an effort to meet the Portfolio’s investment objective of providing preservation of capital for investors, the Subadviser will use its discretion in determining when and how often to buy and sell portfolio investments. Although the rate of turnover of portfolio investments is generally anticipated to be low, it may from time to time be high. A higher rate of portfolio turnover increases brokerage and other expenses, which are borne by the Portfolio and the separate account, its sole shareholder. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio’s performance.

Market Timing Risk

The Federal Life Fixed Income Portfolio intends to invest in international fixed income ETFs. Therefore, the Portfolio may invest in ETFs that invest in debt securities listed on foreign exchanges that may be susceptible to market timing or time zone arbitrage. Because the Portfolio does not consider Underlying ETFs’ policies and procedures with respect to market timing, performance of the Underlying ETFs may be diluted due to market timing and, therefore, may affect the performance of the Portfolio.

For a description of the Portfolio’s policies and procedures with respect to disclosure of its portfolio holdings, and a further discussion of the Portfolio’s investments and risks, please refer to the Statement of Additional Information (“SAI”).

The Federal Life Equity Portfolio

Investment Objective

The Federal Life Equity Portfolio seeks to provide investors with capital appreciation.

Principal Investment Strategies

The Federal Life Equity Portfolio is a “fund-of-funds” and seeks to achieve its investment objective by investing primarily in a portfolio of securities of ETFs. The Portfolio invests, under normal circumstances, its net assets plus the amount of any borrowings for investment purposes, primarily in Underlying ETFs. For the purposes of this investment policy, assets are measured at the time of purchase. Each Underlying ETF, in turn, in an attempt to track its benchmark, invests in a variety of U.S. and foreign securities or commodities. For more information regarding the nature of various ETFs and their principal investment strategies, see “Additional Information About Investment Strategies” in this prospectus.

The Federal Life Equity Portfolio, under normal market conditions, is expected to invest its assets primarily in Underlying ETFs that invest primarily in equities of issuers in a variety of sectors, providing investors with broad-based market exposure. Normally, the Portfolio invests substantially all of its assets in Underlying ETFs to meet its investment objective. However, the Portfolio may invest a portion of its assets in cash, cash equivalents, money market funds, or other investments. The Underlying ETFs may also invest a portion of their assets in money market funds, securities with remaining maturities of less than one year or cash equivalents, or may hold cash. In order to meet its objective of providing capital appreciation to investors, the Portfolio may make short sales or make frequent trades.

For temporary defensive purposes, including during periods of unusual cash flows, the Portfolio and the Underlying ETFs may depart from their principal investment strategies and invest part or all of their assets in these securities or may hold cash. During such periods, the Portfolio may not be able to achieve its investment objective. The Portfolio may adopt a defensive strategy when either the Adviser or the Subadviser believes securities in which the Portfolio normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

The Federal Life Equity Portfolio may invest its assets in the Underlying ETFs that collectively represent the asset classes in the target asset allocation ranges described below. In determining the specific weightings for each asset class and the Underlying ETFs, the Subadviser will consider relative attractiveness. The Subadviser will analyze myriad factors to determine relative attractiveness, including economic and valuation

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considerations. Additionally, the Subadviser will consider asset classes and underlying ETFs for their diversification benefits within the Portfolio, according to the Subadviser’s asset allocation model, in order to achieve a higher level of expected return for a given level of risk or a given level of expected return for a lower level of risk.

Percentage of
Underlying
Asset Class	ETF Holdings

Cash Equivalents	0 — 20%
U.S. Large Cap Growth	0 — 40%
U.S. Large Cap Value	0 — 40%
U.S. Mid Cap	0 — 25%
U.S. Small Cap	0 — 25%
Real Estate Investment Trusts	0 — 10%
Commodities	0 — 10%
International	0 — 35%
Emerging Markets	0 — 20%

The above table is a general guide regarding the anticipated allocation of assets among these asset classes. Subject to the approval of the Adviser, the Subadviser may change these asset classes and the allocations from time-to-time without the approval of or notice to the separate account, the sole shareholder of the Portfolio.

Principal Investment Risks

Like all investments in securities, you risk losing money by investing in the Federal Life Equity Portfolio. The main risks of investing in the Portfolio are:

Management Risk

The Subadviser will use a subjective process in selecting the specific ETFs in which the Portfolio will invest, considering economic and valuation considerations as well as diversification benefits. The Subadviser’s skill in choosing appropriate investments will play a large part in determining whether the Portfolio is able to achieve its investment objective. If the Subadviser’s projections about the prospects for individual Underlying ETFs are incorrect, such errors in judgment by the Subadviser may result in losses in the Portfolio’s investment in such security, which can also result in possible losses overall for the Portfolio. Although the Adviser is responsible for overseeing the Subadviser, the Adviser is newly formed and has never managed a fund.

ETF Risks

The Portfolio will invest primarily in ETFs. When the Portfolio invests in Underlying ETFs, it will indirectly bear its proportionate share of any fees and expenses payable directly by the Underlying ETF. In addition, Underlying ETFs are subject to the following risks:

•	the market price of an Underlying ETF’s shares may trade above or below its net asset value;

•	an active trading market for an Underlying ETF’s shares may not develop or be maintained;

•	the Underlying ETF may employ an investment strategy that utilizes leverage;

•	trading of an Underlying ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally; or

•	an Underlying ETF may fail to achieve close correlation with the benchmark that it tracks, which is referred to as tracking error, due to a variety of factors, such as rounding of prices and changes to the

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benchmark and/or regulatory policies, resulting in the deviating of the Underlying ETF’s returns from that of the benchmark.

Some Underlying ETFs may be thinly traded, and the costs associated with respect to purchasing and selling the Underlying ETFs (including the bid-ask spread) will be borne by the Portfolio.

Equity Securities Risk

The Federal Life Equity Portfolio is expected to invest its assets primarily in ETFs that invest primarily in equities of issuers in a variety of sectors including, but not necessarily limited to large capitalization, medium capitalization and small capitalization, as well as international, of both growth and value companies. Through its investments, the Federal Life Equity Portfolio will be exposed to equity securities risk. The prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Portfolio’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Portfolio’s investments will underperform either the securities markets generally or particular segments of the securities markets. Because the Subadviser does not select individual companies in the Underlying ETFs, the Underlying ETFs may hold stocks in companies that present risks that an investment adviser researching individual stocks might seek to avoid. Additional equity securities risks are set forth below.

Small and Medium Capitalization Companies.  The Federal Life Equity Portfolio is expected to invest its assets in ETFs that invest in equities of companies with small to medium-sized market capitalizations. Investing in these companies involve higher risks in some respects than investments in equities of companies with larger capitalizations. Prices of small-capitalization and even medium-capitalization equities are often more volatile than prices of large-capitalization equities. In addition, the risk of bankruptcy or insolvency of many smaller companies (with the attendant losses to investors) is higher than for larger, “blue-chip” companies. In addition, due to thin trading in some small-capitalization equities, an investment in those equities may be illiquid.

Growth and Value Companies.  By investing in a mix of growth and value companies, the Portfolio assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth companies typically lack the dividend yield that may cushion stock prices in market downturns. Value companies involve the risk that they may never reach what the portfolio manager believes is their full market value, either because the market fails to recognize the stock’s intrinsic worth or the portfolio manager misgauged that worth. They also may decline in price, even though in theory they are already undervalued.

Foreign Securities Risk

The Federal Life Equity Portfolio may invest in international equity ETFs, which are ETFs that invest in securities that are issued outside the U.S. Foreign securities are subject to additional risks not typically associated with investments in domestic securities. These risks may include, among others, country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

Some foreign markets are considered to be emerging markets. Investment in these emerging markets is subject to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

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Derivatives Risk

The Portfolio will invest primarily in ETFs, some of which may use derivatives. Therefore, the Portfolio may be exposed to derivatives risk through its investments in ETFs. Derivatives include, among other instruments, futures contracts, options on futures contracts, other types of options that may be exchange-traded or traded over-the-counter, indexed and inverse floating-rate securities, and swap agreements. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indexes or rates. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. Investments in these ETFs may involve the risk that the value of derivatives may rise or fall more rapidly than other investments, and the risk that an Underlying ETF may lose more than the amount invested in the derivative instrument in the first place. Derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses.

Commodities Risk

The Federal Life Equity Portfolio may invest in ETFs that invest directly in physical commodities, such as gold, silver and other precious minerals. Commodity prices can be volatile and may be either directly or indirectly affected by a wide range of factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, and factors affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international economic, political, and regulatory developments.

Real Estate Investment Risk

The Federal Life Equity Portfolio will invest in ETFs that invest in the equity securities of issuers across a variety of sectors. Therefore, it is likely that some of the Underlying ETFs will invest in equity securities of one or more issuers in the real estate sector. Investment in equity securities in the real estate sector is subject to many of the same risks associated with the direct ownership of real estate, such as adverse changes in national, state or local real estate conditions (resulting from, for example, oversupply of or reduced demand for space and changes in market rental rates); obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of tax, environmental, and other laws.

Short Sale Risk

In order to meet its investment objective of providing capital appreciation to investors, the Portfolio may make short sales, which involves selling a security it does not own in anticipation that the security’s price will decline. Short sales expose the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the portfolio.

Turnover Risk

The Portfolio is actively managed. In an effort to meet the Portfolio’s investment objective of providing capital appreciation to investors, the Subadviser will use its discretion in determining when and how often to buy and sell portfolio investments. Although the rate of turnover of portfolio investments is generally anticipated to be low, it may from time to time be high. A higher rate of portfolio turnover increases brokerage and other expenses, which are borne by the Portfolio and the separate account, its sole shareholder. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio’s performance.

Market Timing Risk

The Federal Life Equity Portfolio intends to invest in international ETFs. Therefore, the Portfolio may invest in ETFs that invest in equity securities listed on foreign exchanges that may be susceptible to market

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timing or time zone arbitrage. Because the Portfolio does not consider Underlying ETFs’ policies and procedures with respect to market timing, performance of the Underlying ETFs may be diluted due to market timing and, therefore, may affect the performance of the Portfolio.

For a description of the Portfolio’s policies and procedures with respect to disclosure of its portfolio holdings, and a further discussion of the Portfolio’s investments and risks, please refer to the SAI.

Performance

The Portfolios expect to commence investment operations in the second quarter of 2009 and therefore do not have a performance history for a full calendar year. Performance information for certain periods will be included in each Portfolio’s annual or semiannual report. The Portfolios’ past performance, when available, will not necessarily indicate how they will perform in the future. Shares of the Portfolios, when redeemed, may be worth more or less than their initial cost.

Fees and Expenses

The following table describes the annual operating expenses that you indirectly pay if you invest in a Portfolio by allocating your contract payments to the Portfolio. The contract and separate account assesses fees and expenses that are not described in this prospectus. If the fees and expenses of your contract or separate account were included in this table, your overall expenses would be higher. You should review the contract or separate account prospectus for a complete description of fees and expenses.

Annual fund operating expenses are paid out of a Portfolio’s assets and include fees for portfolio management, maintenance of an account for the separate account (as sole shareholder), servicing of the separate account, accounting and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by the separate account and passed through to all contract owners.

Annual Portfolio Operating Expenses	Federal Life Fixed	Federal Life
(expenses that are deducted from Portfolio assets)	Income Portfolio	Equity Portfolio

Management Fee	0.25%	0.25%
Other Expenses(1)	0.25%	0.25%
Acquired ETF Fees and Expenses(2)	0.19%	0.15%

Total Annual Fund Operating Expenses	0.69%	0.65%

(1)	Because each Portfolio is new, “Other Expenses” are based on estimated amounts for the current fiscal year. Other expenses may include, but are not necessarily limited to, registration fees, a portion of the Chief Compliance Officer costs, directors and officers insurance, and the fees and expenses of disinterested trustees.

(2)	The separate account, which will be each Portfolio’s sole shareholder, will indirectly bear the expenses of the Underlying ETFs in which the Portfolio invests. Therefore, the contract owners, as indirect investors in the Portfolios, will also indirectly bear the expenses of the Underlying ETFs. The expenses of the Underlying ETFs, however, are not out-of-pocket expenses for the separate account or the contract owners. The expenses of the Underlying ETFs are taken out of the ETFs and will be reflected in their market values. The annual operating expenses for the underlying ETFs for each of the Portfolios are estimated to range from .07% to .60%, with a weighted average of 0.19% based on the expected mix of Underlying ETFs for the Federal Life Fixed Income Portfolio, and a weighted average of 0.15% based on the expected mix of Underlying ETFs for the Federal Life Equity Portfolio, which are shown in the table. The Portfolios may invest in a different mix of ETFs, which could result in a different weighted average. Each Portfolio’s estimated indirect expenses of investing in the Underlying ETFs represents the Portfolio’s estimated pro rata portion of the estimated cumulative expenses charged by the Underlying ETFs based on the Portfolio’s anticipated average invested balance in each Underlying ETF, the anticipated number of days invested, and each Underlying ETF’s estimated net total annual fund operating expenses for the current fiscal year. The operating expenses in this fee table will not correlate to the expense ratio in each Portfolio’s financial statements because the financial statements will include only the direct operating expenses incurred by the

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Portfolio, not the indirect costs of investing in the Underlying ETFs. Excluding the indirect costs of investing in the Underlying ETFs, Total Annual Fund Operating Expenses are estimated to be 0.50%.

Example

This example is intended to help you compare the cost of investing in each of the Portfolios with the cost of investing in the other Portfolio and other funds. The example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

	Federal Life Fixed	Federal Life
	Income Portfolio	Equity Portfolio

10 years	$857	$809
5 years	$384	$362
3 years	$221	$208
1 year	$70	$66

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES

FLC Investment Management Company, LLC, the investment adviser (the “Adviser”) and the Trust have engaged Alley Company, LLC (the “Subadviser”) to act as subadviser to each Portfolio, as described in more detail below under the heading “Management of the Portfolios.” Subject to the Adviser’s supervision, the Subadviser allocates each Portfolio’s assets among a variety of asset class and short-term (money market) investments by investing in Underlying ETFs. These Underlying ETFs, in turn, invest in a variety of U.S. and foreign securities and other instruments.

The Subadviser utilizes asset allocation models developed by the Subadviser to allocate each Portfolio’s assets among the Underlying ETFs. The Subadviser’s analysis in selecting and weighting the Underlying ETFs may include returns-based style analysis, Underlying ETF performance analysis, review of Underlying ETF tracking error, and Underlying ETF expenses. The Subadviser seeks to determine the combination of Underlying ETFs that it believes will meet the target allocations for each Portfolio.

Each Portfolio will invest the proceeds from the sale of its shares, reinvest dividends generated from the Underlying ETFs, reinvest other income, and redeem investments in the Underlying ETFs to provide the cash necessary to satisfy redemption requests for Portfolio shares. However, the portion of each Portfolio’s net assets represented by an Underlying ETF or asset class could differ substantially over time from the target allocation, as the Underlying ETFs’ asset values may change due to market movements and portfolio management decisions. Periodically, the Subadviser will re-evaluate each Portfolio’s asset allocation and may recommend the rebalancing of a Portfolio’s assets among Underlying ETFs to meet the target allocations. Each Portfolio may change its target allocation to each asset class, the Underlying ETFs’ exposure to each asset class, or target allocations to each Underlying ETF (including adding or deleting Underlying ETFs) without prior approval from or notice to the separate account, as sole shareholder.

Decisions to sell shares of the Underlying ETFs are made for cash flow purposes, such as redemptions or expenses, as a result of periodic rebalancing of a Portfolio’s portfolio holdings, or as an adjustment to an Underlying ETF’s target allocation based on the Subadviser’s view of the Portfolio’s characteristics and other allocation criteria. The Adviser retains sole, ultimate authority over the allocation of each Portfolio’s assets and the selection of, and allocation to, the particular Underlying ETFs in which the Portfolio will invest, but generally follows the views of the Subadviser.

Limitations on Investments in Underlying ETFs

Section 12(d)(1) of the Investment Company Act of 1940, as amended (the “1940 Act”) generally prohibits a Portfolio from acquiring: (i) more than 3% of another open-end investment company’s voting

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stock; (ii) securities of another open-end investment company with a value in excess of 5% of a Portfolio’s total assets; or (iii) securities of such other open-end investment company and all other open-end investment companies owned by a Portfolio having a value in excess of 10% of the Portfolio’s total assets. In addition, Section 12(d)(1) generally prohibits another open-end investment company from selling its shares to a Portfolio if, after the sale: (i) the Portfolio owns more than 3% of the other open-end investment company’s voting stock or (ii) the Portfolio and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. Some Underlying ETFs have obtained exemptive orders permitting other investment companies, such as the Portfolios, to acquire their securities in excess of the Section 12(d)(1) limits of the 1940 Act. Each Portfolio intends to rely on such exemptive orders and to comply with the conditions specified in such exemptive orders from time to time. Any Underlying ETF investment not subject to such exemptive orders will comply with Section 12(d)(1) of the 1940 Act.

Some Underlying ETFs, such as those that invest primarily in commodities and currencies, as well as futures contracts on commodities and currencies, may not be registered as investment companies under the 1940 Act. Therefore, the restrictions on investment discussed above would not apply to those Underlying ETFs.

Information About The Underlying ETFs

Exchange-traded funds (or ETFs) are open-ended mutual funds that are listed and traded on national securities exchanges. Typically, ETFs try to replicate a stock market index, a market sector such as telecommunications, or a geographic area such as Japan. Other ETFs try to reflect the value of a commodity such as silver, or a foreign currency such as euro, or an index composed of futures contracts on commodities or currencies. For more information regarding investment strategies of ETFs, see below. The ETF industry has been expanding and additional ETF products may be developed in which the Portfolios may invest. The Subadviser purchases the shares of the Underlying ETFs on behalf of the Portfolios in the secondary market.

The Underlying ETFs in which the Portfolios intend to invest may change from time to time and the Portfolios may invest in Underlying ETFs at the discretion of the Adviser and the Subadviser without prior notice to or approval of the separate account, as sole shareholder. Please see the SAI for information regarding disclosure of each Portfolio’s holdings. The prospectus and SAI for each Underlying ETF will be available on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

Each Underlying ETF will normally be invested according to its investment strategy. See “Principal Investment Strategies of the Underlying ETFs” below. However, each Underlying ETF may also have the ability to invest without limitation in money market instruments or other investments for temporary defensive purposes. See “Temporary Defensive Positions” below.

Principal Investment Strategies of the Underlying ETFs

Generally, the Underlying ETFs utilize a low cost “passive” or “indexing” investment approach to attempt to approximate the investment performance of their respective benchmarks. Currently, there are no ETFs that are actively managed. If, however, such ETFs begin trading in the future, the Portfolios may invest in them.

Most ETFs use one of two basic indexing strategies, replication or representative sampling. Replication is investing in substantially all of the securities in the relevant underlying index in approximately the same proportions as the index. Representative sampling is investing in a representative sample of securities in the underlying index, which has a similar investment profile as the index. Securities selected under a representative sampling strategy have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the applicable underlying index. ETFs that use representative sampling generally do not hold all of the securities that are included in the relevant underlying index.

Generally, each Underlying ETF will be fully invested in accordance with its investment objectives and strategies. However, pending investment of cash balances, or if an Underlying ETF’s portfolio manager believes that business, economic, political, or financial conditions warrant, an Underlying ETF may invest

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without limit in cash or money market cash equivalents, including: (1) short-term U.S. government securities; (2) certificates of deposit, banker’s acceptances, and interest bearing saving deposits of commercial banks; (3) prime quality commercial paper; and (4) repurchase agreements covering any of the foregoing securities. Should this occur, the Underlying ETF will not be pursuing its investment objective and may miss potential market upswings.

The above disclosure generally applies to ETFs that invest in securities and track stock market indexes. The Portfolios may also invest in commodity-based ETFs, which either invest directly in a particular commodity, such as silver, or invest in futures contracts on commodities in an attempt to track an index composed of futures contracts on commodities. The Portfolios may also invest in currency-based ETFs, which either invest directly in a particular foreign currency, such as euro, or invest in futures contracts on currencies in an attempt to track an index composed of futures contracts on currencies. Generally the investment objective of an ETF that invests directly in a particular commodity or currency is for the value of the shares to reflect the current price of the particular commodity or currency, less expenses and liabilities.

Temporary Defensive Positions

When securities markets or economic conditions are unfavorable or unsettled, a Portfolio or Underlying ETF may adopt temporary defensive positions by investing up to 100% of its net assets in securities that are highly liquid, such as high-quality money market instruments, short-term U.S. Government obligations, commercial paper, or repurchase agreements, even though these positions are inconsistent with a Portfolio’s or Underlying ETF’s principal investment strategies.

Investments that are highly liquid and comparatively safe tend to offer lower returns. As a result, the Portfolio or Underlying ETF may not realize its investment objective if it is required to make temporary defensive investments.

Master/Feeder Structure

In lieu of investing directly, a Portfolio may seek to achieve its investment objective by converting to a master/feeder structure pursuant to which the Portfolio would invest all of its investable assets in an investment company having substantially the same investment objective and policies as the Portfolio. The master/feeder structure is an arrangement that allows several investment companies with different shareholder-related features or distribution channels, but having substantially the same investment objectives, policies and restrictions, to invest all of their assets in the same portfolio instead of managing them separately, thereby achieving certain economies of scale. The SAI contains more information about the possible conversion to a master/feeder structure.

MANAGEMENT OF THE PORTFOLIOS

Investment Adviser

FLC Investment Management Company, LLC (the “Adviser”) is newly registered with the SEC as an investment adviser. The Adviser commenced business operations in July 2008 and is located at 3750 West Deerfield Road, Riverwoods, Illinois. The Adviser has no prior experience managing registered investment companies.

Subject to the authority of the Trust’s Board of Trustees, the Adviser is responsible for the overall management of each Portfolio’s business affairs. The Adviser invests the assets of each Portfolio, either directly or through the use of one or more Subadvisers, according to each Portfolio’s investment objective, policies, and restrictions. The Adviser furnishes at its own expense all of the necessary office facilities, equipment, and personnel required for managing the assets of each Portfolio.

Pursuant to the Investment Advisory Agreement (“Advisory Agreement”), each Portfolio pays the Adviser an annual management fee of 0.25% based on such Portfolio’s average daily net assets. The management fee is paid on a monthly basis. The Adviser is required to pay all fees due to a Subadviser out of the management

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fee the Adviser receives from the Portfolio. The Advisory Agreement was unanimously approved by the Board of Trustees, including the Independent Trustees, at a meeting of the Board of Trustees held on July 21, 2008. The initial term of the Advisory Agreement is two years. The Board of Trustees or the separate account, as sole shareholder, of each Portfolio may extend the Advisory Agreement for additional one-year terms. The Board of Trustees or the separate account, as sole shareholder, of each Portfolio or the Adviser may terminate the Advisory Agreement upon 60 days’ notice.

Investment Subadviser

The Adviser is responsible for selecting the Subadviser to each Portfolio. The Adviser has selected Alley Company, LLC, an SEC-registered investment adviser that specializes in separate account equity investment management, to serve as the Subadviser to each Portfolio (“Alley Company” or “Subadviser”). Alley Company commenced business operations in 1998 and is located at 585 Bank Lane, Suite 2400, Lake Forest, Illinois.

The Subadviser is engaged to manage the investments of each Portfolio in accordance with such Portfolio’s investment objective, policies and limitations and any investment guidelines established by the Adviser and the Board of Trustees. The Subadviser is responsible, subject to the supervision and control of the Adviser and the Board of Trustees, for the purchase, retention and sale of primary Underlying ETFs and money market funds in the portion of each Portfolio’s investment portfolio under its management. The Adviser pays the Subadviser an annual subadvisory management fee of 0.25% based on such Portfolio’s average daily net assets. The Adviser pays the subadvisory management fee out of the management fee paid to the Adviser pursuant to the Advisory Agreement. The subadvisory management fee is paid on a monthly basis. The Portfolio is not responsible for the payment of this subadvisory management fee. The Investment Subadvisory Agreement was unanimously approved by the Board of Trustees, including the Independent Trustees, at a meeting of the Board of Trustees held on July 21, 2008.

Depending on when the Board of Trustees reviews and, if appropriate, renews the existing investment advisory and subadvisory agreements relating to the Portfolios, either the annual or semi-annual report of the Portfolios will contain information about the factors that the Board of Trustees considered in approving such agreements.

Portfolio Manager

Steven J. Alley, President and Chief Compliance Officer of Alley Company, is responsible for the day-to-day management of each Portfolio. Mr. Alley has investment experience dating back to 1983. Prior to founding Alley Company in 1998, he had a 12-year career with Morgan Stanley, spending the last five years there as a Managing Director in charge of Private Client Services and the Institutional Equity Department in Chicago. He graduated from the University of Wisconsin with a BBA and MBA in finance and was a student in the school’s Applied Securities Analysis Program.

The SAI provides additional information about the portfolio manager, including portfolio manager compensation, other accounts managed by portfolio manager, and each portfolio manager’s ownership of share in the Portfolio.

SHAREHOLDER INFORMATION

Buying and Selling Shares

Each Portfolio may sell its shares only to the Federal Life Variable Annuity Account — A, the separate account of Federal Life Insurance Company (Mutual). Investment in the Portfolios is available to the public only through purchase of certain individual variable deferred annuity contracts issued by Federal Life Insurance Company (Mutual). If you own a contract, Federal Life Insurance Company (Mutual) will allocate your purchase payments to a Portfolio through the separate account in accordance with your contract.

The separate account is the sole shareholder of record of each Portfolio’s shares. Any reference to the shareholder in this prospectus generally refers to the separate account and not to you, the contract owner.

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Each Portfolio continuously offers shares to Federal Life Insurance Company (Mutual) at the net asset value (“NAV”) per share next determined after the Trust or its designated agent receives and accepts a proper purchase or redemption request. For more information regarding NAV and other valuation procedures, see “Other Information — Net Asset Value.” Federal Life Insurance Company (Mutual) submits purchase and redemption orders to the Trust based on allocation instructions for purchase payments, transfer instructions and surrender or partial withdrawal requests that are furnished to Federal Life Insurance Company (Mutual) by such contract owners. Federal Life Insurance Company (Mutual) is a designated agent of the Portfolios. The Trust, the Adviser and the Portfolios’ distributor reserve the right to reject any purchase order from any party for shares of any Portfolio.

Each Portfolio will ordinarily make payment for redeemed shares within seven (7) days after the Trust or its designated agent receives and accepts a proper redemption order. A proper redemption order will contain all the necessary information and signatures required to process the redemption order. The redemption price will be the NAV per share next determined after the Trust or its designated agent receives and accepts the shareholder’s request in proper form.

Each Portfolio may suspend the right of redemption or postpone the date of payment during any period when trading on the New York Stock Exchange (“NYSE”) is restricted, or the NYSE is closed for other than weekends and holidays; when an emergency makes it not reasonably practicable for a Portfolio to dispose of its assets or calculate their net asset values; or as permitted by the SEC.

If the Trustees determine that existing conditions make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing a Portfolio’s NAV. The separate account, as sole shareholder, may realize a gain or loss for tax purposes and will incur any costs of sale in the event that it receives securities or other property on redemption.

The accompanying disclosure documents for the contracts describes the allocation, transfer, and surrender provisions of such contracts.

Valuing Shares

The price at which you buy, sell, or exchange Portfolio shares is the share price or NAV. The share price for shares of each Portfolio is determined by adding the value of that Portfolio’s investments, cash and other assets, deducting liabilities, and then dividing that value by the total number of the shares outstanding of that Portfolio. Each Portfolio is open for business each day that the NYSE is open (a “Business Day”). Each NAV is calculated at the close of that Portfolio’s Business Day, which coincides with the close of regular trading of the NYSE (normally 4:00 p.m. Eastern Time). NAV is not calculated on the days that the NYSE is closed.

When a Portfolio calculates its share price, it values the securities it holds at market value. Sometimes market quotes from some securities are not available or are not representative of market value. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid. In that case, securities may be valued in good faith at fair value, using consistently applied procedures decided on by the Trustees.

Excessive Trading and Market Timing Activities

While the Portfolios provide the separate account, as sole shareholder, with daily liquidity, their investment programs are designed to serve long-term investment needs. Excessive trading and market timing activities (“Excessive Trading”) in a Portfolio’s shares can be disruptive to the management of the Portfolio and as a result may hurt the long-term performance of the Portfolio.

For example, Excessive Trading activities may expose the separate account, as sole shareholder, and the contract owners who invest in the separate account to additional risks, such as:

•	the loss of investment opportunity by requiring a Portfolio to maintain more liquid assets as opposed to being able to invest such assets in long-term investments; and

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•	increased brokerage and administrative cost to a Portfolio due to redemption requests that are unusually large in either dollar amounts or number of redemptions.

In addition, each Portfolio will invest in shares of Underlying ETFs which in turn may invest in securities that may be primarily listed on foreign exchanges, the impact of events that occur after the close of a foreign exchange but before the close of trading on the NYSE may present risks of “time-zone arbitrage.” Similarly, each such Underlying ETF may hold certain small-capitalization (e.g. small company) stocks that are thinly traded, and these types of securities, as with securities listed on foreign exchanges, are also prone to stale pricing and other potential pricing discrepancies (each an Excessive Trading strategy). An investor engaging in this type of Excessive Trading of a Portfolio would seek to capture any pricing inefficiencies and possibly cause a dilution of the value in a Portfolio’s shares. Excessive Trading risks can be magnified for funds that are smaller in asset size.

In order to address these risks, the Portfolios’ Board of Trustees has implemented the following policies and procedures and has delegated these responsibilities to the Transfer Agent to designate and discourage Excessive Trading activity in the Portfolios. The Portfolios are currently using the following methods:

•	Reviewing on a continuing basis recent trading activity to attempt to identify any unusually large amounts of money moving in and out of a Portfolio;

•	Refusing or restricting any purchase or exchange that a Portfolio believes to be short-term, excessive, or disruptive to long-term investing; and

•	Suspending redemption and/or exchange privileges for the separate account if a Portfolio determines that the separate account has engaged in excessive or disruptive trading activity.

The Board of Trustees has adopted the policies and procedures to help the Trust and each Portfolio identify Excessive Trading activities by the separate account, as sole shareholder, in a Portfolio. Neither the Trust nor any Portfolio accommodates Excessive Trading activities. The Portfolios expect the Transfer Agent to uniformly apply the policies and procedures referenced above to all transactions, except that an exception may be made in the event of an administrative error. The Transfer Agent has discretion in deciding whether to restrict transactions. Because application of the policies and procedures is discretionary, it is possible that some Excessive Trading activities will be detected and deterred, while other Excessive Trading activities will be allowed to proceed. Therefore, none of these tools can guarantee that Excessive Trading activity will not occur. For information regarding limitations on transfers by contract owners, see the prospectus for the separate account and the contract.

Anti-Money Laundering

Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Contract owners may be asked to provide additional information in order for the Trust and its agents to verify their identities in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Tax Consequences

The following discussion regarding U.S. federal income taxes is only general information and is not intended as tax advice to any individual. You should consult your own tax advisor as to how these general rules will apply to you. Please see the SAI for additional U.S. federal income tax information.

To ensure compliance with United States Treasury Department Circular 230, you are hereby notified that: (i) any discussion of United States federal tax issues in this document is not intended or written to be relied upon, and cannot be relied upon, by you for purposes of avoiding penalties that may be imposed on you under the Internal Revenue Code of 1986, as amended (“Code”); (ii) such discussion is written in connection with

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the promotion or marketing of the transactions or matters addressed herein; and (iii) you should seek advice based on your particular circumstances from your own independent tax advisor.

The Portfolios will distribute substantially all of their net income and capital gains to the separate account, as the sole shareholder, each year. All dividends and capital gains distributions paid by the Portfolios will be automatically reinvested at net asset value in the Portfolios. For contract owners, the result of automatic reinvestment of distributions on a Portfolio’s performance, including the effect of dividends, is reflected in the cash value of the contracts you own. Please see the contract prospectus accompanying this prospectus for more information.

The Portfolios each intend to qualify as a “regulated investment company” under the Code in order to be relieved of federal income tax on that part of their net investment income and realized capital gains they distribute to the separate account, as the sole shareholder. To qualify, the Portfolios must meet certain relatively complex income and diversification tests. The loss of such status would result in the Portfolios being subject to federal income tax on their taxable income and gains.

Federal tax regulations require that funds offered through insurance company separate accounts must meet certain additional diversification requirements to preserve the tax-deferral benefits provided by the variable contracts. The Adviser and the Subadviser intend to diversify investments in accordance with those requirements. The prospectus for the separate account describes the federal income tax treatment of distributions from such contracts to contract owners.

Distribution Plan

The Trustees have adopted a defensive plan of distribution pursuant to Rule 12b-1 under the 1940 Act for the Portfolios (the “Distribution Plan”). The Distribution Plan recognizes that the Adviser may use its management fees, in addition to its past profits or its other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Portfolio shares and/or shareholder support services. Under the Distribution Plan, the Adviser may pay significant amounts to intermediaries, such as banks, broker-dealers and other service providers that provide those services. The Board of Trustees has currently authorized such payments for the Portfolios.

OTHER INFORMATION

Net Asset Value

The net asset value per share of each Portfolio will be determined as of the close of regular trading on the NYSE each day the NYSE is open for business and will be computed by determining the aggregate market value of all assets of that Portfolio less its liabilities divided by the total number of shares outstanding. The NYSE is closed on weekends and most national holidays. The determination of net asset value for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received before the close of regular trading on the NYSE on that day.

Foreign securities exchanges, which set the prices for foreign securities held by each Portfolio, are not always open the same days as the NYSE, and they may be open for business on days the NYSE is not. For example, Thanksgiving Day is a holiday observed by the NYSE but not observed by foreign exchanges. In this situation, a Portfolio would not calculate net asset value on Thanksgiving Day and the Portfolio would not buy, sell or exchange shares for investors on that day, even though activity on foreign exchanges could result in changes in the net asset value of investments held by that Portfolio on that day. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

Securities traded on one or more of the U.S. national securities exchanges or any foreign stock exchange will be valued at the last sale price or the official closing price on the exchange or system where such securities are principally traded for the business day as of which such value is being determined.

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Notwithstanding the foregoing, where market quotations are not readily available, or in the Adviser’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Portfolio is priced that materially affects the value of a security, the securities will be valued by the Adviser using fair valuation procedures established by the Board. Examples of potentially significant events that could materially impact a Portfolio’s net asset value include, but are not limited to, company specific announcements, significant market volatility, natural disasters, armed conflicts and significant governmental actions. Fair valuation procedures may also be employed for securities such as certain derivatives, swaps, and other similar instruments for which there are no market quotations readily available. There can be no assurance, however, that a fair valuation used by a Portfolio on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market. The value assigned to fair-valued securities for purposes of calculating the Portfolio’s net asset value may differ from the security’s most recent closing market price and from the prices used by other funds to calculate their net asset values. A Portfolio may change the time at which orders are priced if the Exchange closes at a different time or an emergency exists.

Disclosure of Portfolio Holdings

The SAI contains a complete description of each Portfolio’s policies and procedures with respect to the disclosure of its portfolio holdings.

Service Providers

Adviser:	FLC Investment Management Company, LLC 3750 West Deerfield Road Riverwoods, Illinois 60015

Subadviser:	Alley Company, LLC 585 Bank Lane, Suite 2400 Lake Forest, Illinois 60045

Distributor:	FED Mutual Financial Services, Inc. 3750 West Deerfield Road Riverwoods, Illinois 60015

Legal Counsel:	Locke Lord Bissell & Liddell LLP 111 South Wacker Drive Chicago, Illinois 60606

Administrator and Transfer Agent:	UMB Financial Services, Inc. 803 West Michigan Street, Suite A Milwaukee, Wisconsin 53233

Custodian:	UMB Bank, N.A. 928 Grand Boulevard Kansas City, Missouri 64106

FINANCIAL HIGHLIGHTS

The Trust did not commence full scale operations during the 2008 calendar year, as we awaited the launch of Federal Life Insurance Company (Mutual)’s new variable annuity contract. As of the date of this prospectus, the only assets of the Trust were the result of a contribution from our sponsor, Federal Life Insurance Company (Mutual). These assets are maintained in a bank account pending the launch of the new variable annuity contract. Each Portfolio’s audited financial statements, together with the report of Blackman Kallick, LLP, is included in the annual report, which is incorporated herein by reference and is available upon request.

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Although this prospectus describes each Portfolio’s anticipated investments and operation, each Portfolio will also prepare annual and semi-annual reports that detail that Portfolio’s actual investments at the end of the period covered by the report. These reports will include a discussion of each Portfolio’s recent performance, as well as market and general economic trends affecting that Portfolio’s performance.

NOTICE OF PRIVACY POLICY & PRACTICES

Your privacy is important to us. We are committed to maintaining the confidentiality, integrity and security of your personal information. When you provide personal information, we believe that you should be aware of policies to protect the confidentiality of that information. We collect the following nonpublic personal information about you:

•	Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•	Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of a Portfolio through a financial intermediary, including, but not limited to, a broker-dealer, bank, or company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

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FEDERAL LIFE TRUST

Federal Life Fixed Income Portfolio
Federal Life Equity Portfolio

The SAI dated April 30, 2009, is a supplement to this prospectus and has detailed information about the Portfolios and their investment policies and practices. The SAI is incorporated into this prospectus by reference; in other words, it is legally a part of this prospectus, and you are considered to be aware of its contents.

To make inquiries and to request other information, including the SAI, free of charge, please contact Federal Life Insurance Company (Mutual) at 3750 West Deerfield Road, Riverwoods, Illinois 60015; (800) 233-3750.

The SAI is also available, free of charge, through the website of Federal Life Insurance Company (Mutual) at www.federallife.com.

The prospectus and the SAI are also available, free of charge, on the SEC’s website at www.sec.gov. The SAI is also available, after paying a duplication fee, from the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549. You can obtain information on the operation of the Public Reference Room, including information about duplication fee charges, by calling 1-202-942-8090. This information can be obtained by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about any Portfolio and its shares not contained in this prospectus and you should not rely on any other information. Read and keep this prospectus for future reference.

Investment Company Act File #811-22145

STATEMENT OF ADDITIONAL INFORMATION

FEDERAL LIFE TRUST

Federal Life Fixed Income Portfolio
Federal Life Equity Portfolio
April 30, 2009

This combined Statement of Additional Information (“SAI”) contains information about Federal Life Trust (the “Trust”) and the shares of the Federal Life Fixed Income Portfolio and the Federal Life Equity Portfolio (each, a “Portfolio” and collectively, the “Portfolios”).

This SAI is not a prospectus and should be read in conjunction with the current prospectus for the shares of each Portfolio, dated April 30, 2009. The prospectus provides the basic information you should know before investing in a Portfolio. This SAI is incorporated by reference into the prospectus; in other words, this SAI is legally part of the prospectus. Although this SAI is not a prospectus, it contains information in addition to that set forth in the prospectus.

You may obtain, without charge, the current prospectus and SAI for the Portfolios from Federal Life Insurance Company (Mutual), upon written or oral request to 3750 West Deerfield Road, Riverwoods, Illinois 60015; (800) 233-3750.

HISTORY OF THE TRUST

The Trust was organized on November 16, 2007 as a statutory trust under the laws of the State of Delaware. The Trust’s principal office is located at 3750 West Deerfield Road, Riverwoods, Illinois 60015.

DESCRIPTION OF THE PORTFOLIOS AND THEIR INVESTMENTS AND RISKS

The Trust is an open-end, series management investment company with two Portfolios. The Portfolios are investment vehicles for individual variable deferred annuity contracts issued by Federal Life Variable Annuity Account — A, a separate account. Shares of the Portfolios are offered only to Federal Life Insurance Company (Mutual) and the separate account to fund the benefits of individual variable deferred annuity contracts. Shares are not offered to the general public.

Each Portfolio invests primarily in a combination of exchange-traded funds (“Underlying ETFs”). Each Portfolio is a “diversified” portfolio under the Investment Company Act of 1940, as amended (the “1940 Act”). A diversified portfolio is one that, with respect to 75% of its total assets (excluding cash and cash items, U.S. government securities, and securities of other investment companies), does not invest more than 5% of its total assets in securities of any one issuer and does not acquire more than 10% of the outstanding voting securities of any one issuer. The remaining 25% of a diversified portfolio’s assets may be invested in any manner.

FLC Investment Management Company, LLC (“Adviser”) serves as investment adviser to each Portfolio, and Alley Company, LLC (“Subadviser”) serves as the subadviser to each Portfolio.

Investment Objective and Policies

Each Portfolio has adopted a non-fundamental investment objective that is set forth in the prospectus, as well as investment policies that may be fundamental or non-fundamental. Fundamental policies cannot be changed without approval by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Portfolio. Non-fundamental policies may be changed without the approval of the separate account, as sole shareholder, by the Trustees of the Trust at any time.

The investment objective and policies of a Portfolio determine the allocation of assets to the Underlying ETFs, the degree of risk to which the Portfolio is subject and, ultimately, its performance. As with all investment companies, there can be no assurance that the investment objective of any Portfolio will be achieved.

Investment Restrictions and Limitations

Fundamental Investment Restrictions

The following investment restrictions have been adopted by each Portfolio as fundamental policies and may be changed only by the affirmative vote of a majority of the outstanding shares of such Portfolio. As used in this SAI and in the prospectus, the term “majority of the outstanding shares of the Portfolio” means the affirmative vote of, the lesser of:

•	67% or more of the Portfolio’s shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or

•	more than 50% of the Portfolio’s outstanding shares.

These investment restrictions provide that each Portfolio:

•	may not issue senior securities or borrow money other than as permitted by the 1940 Act and any rules or exemptive orders applicable to such Portfolio thereunder.

•	may not underwrite or participate in the marketing of securities issued by other persons except to the extent that such Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities.

•	may not concentrate its investments in any particular industry or industries, except that each Portfolio may invest an unlimited percentage of its assets in exchange-traded funds (“ETFs”).

•	may not purchase or sell real estate as such, but this restriction shall not prevent such Portfolio from investing in securities of companies which invest in real estate or obligations secured by real estate or interests therein.

•	may not invest in commodities except insofar as such investments would not require such Portfolio or its investment adviser or distributor to register as a commodity pool operator with the Commodity Futures Trading Commission.

•	will not make any loans except to the extent that it acquires obligations or makes loans of its assets.

•	may not pledge, mortgage or hypothecate its assets, except to secure permitted borrowings or indebtedness or in connection with loans of its assets.

•	must, under normal circumstances, invest its assets (defined as net assets plus the amount of any borrowing for investment purposes) primarily in ETFs.

The separate account, as sole shareholder of the Portfolios, will be provided with at least 60 days’ prior notice of any change to the policy of a Portfolio to invest its assets primarily in ETFs.

Non-Fundamental Investment Restrictions

Non-fundamental investment restrictions may be amended by a majority vote of the Trustees of the Trust, without obtaining the approval of the separate account, as sole shareholder. Under the non-fundamental investment restrictions, each Portfolio may not invest more than 15% of the value of its net assets in securities that generally could not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by such Portfolio (“illiquid securities”). Notwithstanding the foregoing, securities eligible to be traded without restriction among qualified institutions pursuant to rules adopted by the SEC that are considered to be liquid by, or pursuant to, liquidity standards adopted by the Board of Trustees will not be subject to this limitation.

Master/Feeder Structure

Notwithstanding any fundamental or non-fundamental restriction or policy, each Portfolio may operate in a master-feeder structure; in that case, to the extent required by applicable law, regulation or interpretation, the Portfolio will invest all of its assets that are “investment securities” (as defined in the 1940 Act) in securities issued by an open-end investment company with substantially the same investment objective as the Portfolio.

Restrictions of Underlying ETFs

The Underlying ETFs in which the Portfolios may invest have adopted certain investment restrictions that may be different from those listed above, thereby permitting the Portfolios to engage indirectly in investment strategies that are prohibited under the restrictions listed above. The investment restrictions of each Underlying ETF are set forth in its respective statement of additional information.

Borrowing

The Portfolios may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Portfolio might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage (i.e., risk of gain or loss higher than the amount invested) have characteristics similar to borrowings. The Portfolios segregate liquid assets in connection with those types of transactions.

Investments in Underlying ETFs

To implement its investment strategy, each Portfolio invests its assets in a combination of Underlying ETFs. Each Underlying ETF generally invests directly in portfolio securities.

Short-Term Instruments

The Portfolios may invest in various money market instruments. Money market instruments are generally short-term investments that may include but are not limited to: (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches); (iii) commercial paper; (iv) non-convertible corporate debt securities (e.g., bonds and debentures); (v) repurchase agreements; and (vi) U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Portfolio. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market funds.

Temporary Defensive Positions

When market conditions are unstable, or the managers believe it is otherwise appropriate to reduce equity holdings, the Portfolios may invest in short-term debt securities for defensive purposes. Short-term debt securities are typically selected because of their liquidity, stability of principal, and are subject to less volatility than longer-term debt securities.

U.S. Government Obligations

The Portfolios may invest in various types of U.S. government obligations. A U.S. government obligation is a type of bond. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and Government National Mortgage Association (“GNMA”) certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), or Federal Home Loan Bank (“FHLB”) notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

INVESTMENTS AND RISKS OF THE UNDERLYING ETFs

The prospectus discusses the investment objectives of the Portfolios and the policies to be employed to achieve those objectives. This section contains supplemental information regarding types of instruments in which the Underlying ETFs may invest, strategies the Adviser and the Subadviser may employ in pursuit of an Underlying ETF’s investment objective, and related risks. Additionally, the Portfolios may directly invest in any of these instruments, and thereby expose the Portfolios directly to these risks.

Equity Securities

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally; particular industries, sectors or geographic regions represented in those markets; or individual issuers. The types of developments that may affect an issuer of an equity security include management performance, financial leverage and reduced demand for the issuer’s goods or services. Common and preferred stock represent equity or ownership interests in an issuer. Preferred stock, however, pays dividends at a specified rate and has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Bonds

A bond is an interest-bearing security issued by a company or a governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of “floating-rate” or “variable-rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. An Underlying ETF may treat a bond as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

Borrowing

Each Underlying ETF may borrow in the same manner as the Portfolios, as described above.

Convertible Securities

Certain of the Underlying ETFs may purchase fixed-income convertible securities, such as bonds or preferred stock, which may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation’s capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed-income stream (generally higher in yield than the income from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

In general, the market value of a convertible security is the higher of its “investment value” (i.e., its value as a fixed-income security) or its “conversion value” (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security’s underlying common stock. Thus, the price of a convertible security generally increases as the market value of the underlying stock increases and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Corporate Bonds

Certain of the Underlying ETFs may invest in investment grade corporate bonds. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Ratings

An investment-grade rating means the security or issuer is rated investment-grade by Moody’s® Investors Service (“Moody’s”), Standard & Poor’s® Rating Services, a division of McGraw-Hill Companies, Inc. (“S&P®”), Fitch Inc. (“Fitch”), Dominion Bond Rating Service Limited, or another credit rating agency designated as a nationally recognized statistical ratings organization (“NRSRO”) by the SEC, or is unrated but considered to be of equivalent quality by the Adviser or Subadviser. Bonds rated Baa by Moody’s or BBB by S&P or above are considered “investment grade” securities; bonds rated Baa are subject to moderate credit risk and are considered medium-grade and, as such, may possess certain speculative characteristics; while bonds rated BBB are regarded as having adequate capacity to pay principal and interest.

Subsequent to purchase by the applicable Underlying ETFs, a rated security may cease to be rated or its rating may be reduced below an investment grade rating. Bonds rated lower than Baa3 by Moody’s or BBB — by S&P are below investment grade quality and are obligations of issuers that are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Such securities (“lower rated securities”) are commonly referred to as “junk bonds” and are subject to a substantial degree of credit risk. Lower rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial. Bonds rated below investment grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated bonds is even narrower.

Inflation-Protected Obligations

A Portfolio or Underlying ETF may invest in inflation-protected public obligations of the U.S. Treasury, commonly known as “TIPS.” TIPS are a type of U.S. government obligation issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation — a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. While TIPS may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price, resulting in losses to the Underlying ETF.

Municipal Securities

Certain of the Underlying ETFs may invest in municipal securities. Municipal securities are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of a municipal security issuer to make payments on that security could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. Municipal securities in which the Underlying ETFs may invest include, but are not limited to, municipal lease obligations and securities issued by entities whose underlying assets are municipal bonds.

In addition, certain of the Underlying ETFs may invest in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts: one, a variable-rate security and the other, a residual interest bond. The interest rate for the variable-rate security is determined by an index or an auction process held approximately every 7 to 35 days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

Restricted Securities

Restricted securities are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to an Underlying ETF. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Where registration is required, the restricted security’s holder may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time the holder decides to seek registration and the time the holder may be permitted to sell the security under an effective registration statement. If, during that period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Diversification and Concentration

Certain of the Underlying ETFs are “diversified funds.” A diversified fund is one that, with respect to 75% of its total assets (excluding cash and cash items, U.S. government securities, and securities of other investment companies), does not invest more than 5% of its total assets in securities of any one issuer and does not acquire more than 10% of the outstanding voting securities of any one issuer. The remaining 25% of a diversified fund’s assets may be invested in any manner.

Other Underlying ETFs are classified as “non-diversified” for purposes of the 1940 Act. A “non-diversified” classification means that an Underlying ETF is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer may dominate the Underlying ETF’s underlying index and, consequently, the Underlying ETF’s investment portfolio. This may adversely affect the Underlying ETF’s performance or subject the Underlying ETF’s shares to greater price volatility than that experienced by more diversified investment companies.

In addition, an Underlying ETF may concentrate its investments in a particular industry or group of industries. The securities of issuers in particular industries may dominate an Underlying ETF’s underlying index and consequently the Underlying ETF’s investment portfolio. This may adversely affect the Underlying ETF’s performance or subject the Underlying ETF’s shares to greater price volatility than that experienced by less concentrated investment companies.

Each Underlying ETF intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and to relieve the Underlying ETF of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Code may limit the investment flexibility of an Underlying ETF and make it less likely that the Underlying ETF will meet its investment objective.

Floating-and Variable-Rate Obligations

Certain of the Underlying ETFs may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. The floating-and variable-rate instruments that the Underlying ETFs may purchase include certificates of participation in such instruments. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Floating-and variable-rate instruments are subject to interest-rate risk and credit risk.

Certain of the Underlying ETFs may purchase floating-and variable-rate obligations. Those Underlying ETFs may purchase floating-and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time or at specified intervals not exceeding 397 days, as determined in accordance with

Rule 2a-7 of the 1940 Act. Variable-rate demand notes include master demand notes. Master demand notes are obligations that permit an Underlying ETF to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Underlying ETF, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. These obligations are direct lending arrangements between the lender and borrower. There may not be an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, an Underlying ETF’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and an Underlying ETF may invest in obligations that are not so rated only if the Adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Underlying ETF may invest. The Adviser, on behalf of an Underlying ETF, considers on an ongoing basis the creditworthiness of the issuers of the floating-and variable-rate demand obligations in the Underlying ETF’s portfolio.

Exchange Traded Notes

The Portfolio may invest in exchange-traded notes (“ETNs”), which are debt securities linked to an underlying index. Similar to ETFs, an ETN’s valuation is derived, in part, from the value of the index to which it is linked. ETNs, however, also bear the characteristics and risks of fixed-income securities, including credit risk and change in rating risk.

Foreign Securities and Emerging Markets Securities

Certain of the Underlying ETFs may invest in certain securities of non-U.S. issuers. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or potentially confiscatory taxation or war, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, potential restrictions of the flow of international capital, generally less liquid and less efficient securities markets, generally greater price volatility, less publicly available information about issuers, the imposition of withholding or other taxes, higher transaction and custody costs, delays and risks attendant in settlement procedures, difficulties in enforcing contractual obligations, lesser liquidity and significantly smaller market capitalization of most non-U.S. securities markets, more substantial government interference with the economy and transaction costs of foreign currency conversions. Foreign issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy with respect to growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.

Certain of the Underlying ETFs may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Adviser or the Subadviser to be of comparable quality to the other obligations in which the Underlying ETF may invest. Certain of the Underlying ETFs may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development, the Asian Development Bank and the InterAmerican Development Bank. The percentage of an Underlying ETF’s assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

Certain of the Underlying ETFs may invest a portion of their total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

Certain of the Underlying ETFs may purchase publicly traded common stocks of foreign corporations. To the extent an Underlying ETF invests in securities of foreign issuers, the Underlying ETF’s investment in such securities may also be in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively, “Depositary Receipts”). Depositary Receipts are receipts, typically issued by a bank or trust company, that evidence ownership of underlying securities issued by a foreign corporation. For ADRs, the depositary is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depositary may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.

An Underlying ETF may invest in Depositary Receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored Depositary Receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

Some foreign markets in which the Underlying ETFs may invest are considered to be emerging markets. Investment in these emerging markets subjects an Underlying ETF to a greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in developed markets.

Currency Transactions

The Portfolios and Underlying ETFs may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. The Portfolios and Underlying ETFs will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio or Underlying ETF at one rate, while offering a lesser rate of exchange should the Portfolio or Underlying ETF desire to resell that currency to the dealer. Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

Each Portfolio or Underlying ETF may use currency forward contracts for any purpose consistent with its investment objective. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by each Portfolio. The Portfolios may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

When a Portfolio or Underlying ETF agrees to buy or sell a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, each Portfolio or Underlying ETF will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a “settlement hedge” or “transaction hedge.” The Portfolio or Underlying ETF may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Portfolio’s or Underlying ETF’s investment adviser.

A Portfolio or Underlying ETF may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Portfolio or Underlying ETF owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Portfolio or Underlying ETF could also hedge the position by selling another currency expected to perform similarly to the pound sterling — for example, by entering into a forward contract to sell Deutsche marks or euro in return for U.S. dollars. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A Portfolio or Underlying ETF may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency or from one foreign currency to another foreign currency. For example, if a Portfolio or Underlying ETF held investments denominated in Deutsche marks, such Portfolio or Underlying ETF could enter into forward contracts to sell Deutsche marks and purchase Swiss Francs. This type of strategy, sometimes known as a “cross hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Portfolio or Underlying ETF had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Portfolio or Underlying ETF to assume the risk of fluctuations in the value of the currency it purchases.

Under certain conditions, SEC guidelines require funds to set aside cash or other appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the Portfolio or Underlying ETF will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Portfolio or Underlying ETF will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

Successful use of forward currency contracts will depend on the Subadviser’s or underlying adviser’s skill in analyzing and predicting currency values. Forward contracts may substantially change a Portfolio’s or Underlying ETF’s investment exposure to changes in currency exchange rates, and could result in losses to a Portfolio or Underlying ETF if currencies do not perform as the investment adviser anticipates. For example, if a currency’s value rose at a time when the investment adviser had hedged a Portfolio or Underlying ETF by selling that currency in exchange for dollars, a Portfolio or Underlying ETF would be unable to participate in the currency’s appreciation. If the Subadviser or an underlying adviser hedges currency exposure through proxy hedges, a Portfolio or Underlying ETF could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Subadviser or an underlying adviser increases a Portfolio’s or Underlying ETF’s exposure to a foreign currency, and that currency’s value declines, the Portfolio or Underlying ETF will realize a loss. There is no assurance that the Subadviser’s or underlying adviser’s use of forward currency contracts will be advantageous to a Portfolio or Underlying ETF or that it will hedge at an appropriate time.

Illiquid Investments

Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under guidelines established by the Trustees, the Adviser and the Subadviser determine the liquidity of each respective Portfolio’s investments and, through reports from the Adviser and Subadviser, the Trustees monitor investments in illiquid instruments. In determining the liquidity of each Portfolio’s investments, the Adviser and Subadviser may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset each Portfolio’s rights and obligations relating to the investment). Investments currently considered by each Portfolio to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and some restricted securities determined by the Adviser or Subadviser to be illiquid. However, with respect to over-the-counter options that each Portfolio writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement each Portfolio may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Trustees. If through a change in values, net assets or other circumstances, either Portfolio were in a position where more than 15% of its net assets were invested in illiquid securities, the Trustees would seek to take appropriate steps to protect liquidity. If any security held by a Portfolio should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult. A Portfolio may be unable to dispose of illiquid securities promptly or at reasonable prices, which may cause the Portfolio difficulty satisfying redemptions within seven days.

Delayed-Delivery and When-Issued Transactions

Each Portfolio may invest in Underlying ETFs that buy and sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by each Underlying ETF to purchase or sell specific securities at a predetermined price and/or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. Each Underlying ETF may receive fees for entering into delayed-delivery transactions.

When purchasing securities on a delayed-delivery basis, each Underlying ETF assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because an Underlying ETF is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with such Underlying ETF’s other investments. If an Underlying ETF remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, an Underlying ETF will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When an Underlying ETF has sold a security on a delayed-delivery basis, an Underlying ETF does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, such Underlying ETF could miss a favorable price or yield opportunity, or could suffer a loss.

Each Underlying ETF may renegotiate delayed-delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

Futures Contracts

The Portfolios or the Underlying ETFs may enter into futures contracts. A futures contract is an agreement between two parties, a buyer and a seller, to exchange a particular commodity or financial instrument at a specific price on a specific date in the future. The seller of a futures contract may never actually deliver the commodity or financial instrument. Instead, the buyer and the seller settle the difference between the contract price and the market price in cash on the agreed-upon date, with the buyer paying the difference if the actual price is lower than the contract price and the seller paying the difference if the actual price is higher. Futures contracts are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are subject to market risk (i.e., exposure to adverse price changes). In addition, in employing futures contracts as a hedge against cash market price volatility, futures prices may correlate imperfectly with the prices of securities held by an Underlying ETF. Similarly, in employing futures contracts as a substitute for purchasing the designated underlying securities, the performance of the futures contract may correlate imperfectly with the performance of the direct investments for which the futures contract is a substitute. No assurance can be given that a liquid market will exist for any particular contract at any particular time.

Purchasing Put and Call Options

By purchasing a put option, a Portfolio or Underlying ETF obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, a Portfolio or Underlying ETF pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities and indexes of securities prices. A Portfolio or Underlying ETF may terminate its position in a put option it has purchased by allowing them to expire or by selling or exercising the option. If the option is allowed to expire, a Portfolio or Underlying ETF will lose the entire premium it paid. If a Portfolio or Underlying ETF exercises the option, it completes the sale of the underlying instrument at the strike price. A Portfolio or Underlying ETF may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Options on futures contracts are similar to options on securities or currencies except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon the exercise of an option on a futures contract, which is exchange-traded, the writer of the option delivers to the holder of the option the futures position and the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily and that change would be reflected in the net asset value of a Portfolio or an Underlying ETF. The potential for loss related to writing options is unlimited.

Exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Portfolio or an Underlying ETF to continue to hold a position until delivery or expiration regardless of the change in its value. As a result, a Portfolio or an Underlying ETF’s access to other assets held to cover its options or futures positions could also be impaired. In addition, if it is not possible to, or if a Portfolio or an Underlying ETF determines not to, close a position in anticipation of adverse price movements, the Portfolio or Underlying ETF will be required to make daily cash payments on variation margin. The Portfolio or Underlying ETFs may segregate liquid assets in connection with futures contracts.

Writing Put And Call Options

When a Portfolio or Underlying ETF writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the Portfolio or Underlying ETF assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The Portfolios or Underlying ETFs may seek to terminate their positions in put options they write before exercise by closing out the options in the secondary market at their current price. If the secondary market is not liquid for a put option a Portfolio or Underlying ETF has written, however, the Portfolio or Underlying ETF must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. However, this loss should be less than the loss from purchasing the underlying instrument directly, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates each Portfolio or Underlying ETF to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Combined Positions

Each Portfolio or Underlying ETF may purchase and write options in combination with each other, or in combination with forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Portfolio or Underlying ETF may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes

Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a Portfolio’s or Underlying ETFs current or anticipated investments exactly. Each Portfolio or Underlying ETF may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which each typically invests.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Portfolio’s or Underlying ETF’s investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, dividends, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options markets and the securities markets, from structural differences in how options and securities are traded, or from imposition of daily price fluctuation limits or trading halts.

A Portfolio or Underlying ETF may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio’s or Underlying ETF’s options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Liquidity of Options

There is no assurance a liquid secondary market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Portfolio or Underlying ETF to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Portfolios or Underlying ETF to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Portfolio’s or Underlying ETFs access to other assets held to cover its options or futures positions could also be impaired.

OTC Options

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Portfolio or Underlying ETF greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. When a Portfolio or Underlying ETF purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Portfolio or Underlying ETF as well as the loss of any expected benefit of the transaction. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There is no assurance that a Portfolio or an Underlying ETF will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Portfolio or an Underlying ETF might be unable to close out an OTC option position at any time prior to its expiration. If Portfolio or an Underlying ETF is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.

Asset Coverage For Options Positions

The Portfolios will comply with guidelines established by the SEC with respect to coverage of options strategies by funds and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Portfolios’ assets could impede portfolio management or the Portfolios’ ability to meet redemption requests or other current obligations.

Stock Index Futures and Options on Stock Index Futures

Certain of the Underlying ETFs may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. An index futures contract is a standardized agreement between two parties that commits one party to buy and the other party to sell a stipulated quantity of a market index at a set price on or before a given date in the future. The seller never actually delivers “shares” of the index or shares of all the stocks in the index. Instead, the buyer and the seller settle the difference between the contract price and the market price in cash on the agreed-upon date — the buyer paying the difference if the actual price is lower than the contract price and the seller paying the difference if the actual price is higher. An Underlying ETF intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

An option on a stock index is similar to an option on a stock except that expiration cycles vary either monthly or quarterly and the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed “index multiplier.” Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiplier. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset a position in stock index options prior to expiration by entering into a closing transaction on an exchange or the writer may let the option expire unexercised. The Underlying ETFs segregate liquid assets in connection with these types of futures contracts.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit.

Swap Agreements

An Underlying ETF may enter into swap agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, with the Underlying ETF receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of an Underlying ETF’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or liquid securities having an aggregate value at least equal to the accrued excess will be maintained by the Underlying ETF.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default were to occur, the Portfolio or Underlying ETF would have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect the rights of the Portfolio or Underlying ETF as a creditor. The Portfolio or Underlying ETF may not receive the net amount of payments that it contractually is entitled to receive.

Repurchase Agreements

Repurchase agreements are transactions in which a Portfolio or Underlying ETF purchases a security and simultaneously commits to resell that security at an agreed upon price and date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price. This obligation is in effect secured by the underlying security having a value at least equal to the amount of the agreed upon resale price. Each Portfolio or Underlying ETF may enter into a repurchase agreement with respect to any security in which it is authorized to invest. While it presently does not appear possible to eliminate all risks from the transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to each Portfolio or Underlying ETF in connection with bankruptcy proceedings), it is the policy of each Portfolio to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Adviser or the Subadviser, as the case may be.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Portfolio or Underlying ETF will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the ability of the Portfolio or Underlying ETF to dispose of the underlying securities may be restricted. Finally, it is possible that the Portfolio or Underlying ETF may not be able to substantiate its interest in the underlying securities. If the seller fails to repurchase the securities, the Portfolio or Underlying ETF may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

Reverse Repurchase Agreements

In a reverse repurchase agreement, a Portfolio or Underlying ETF sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, each Portfolio or Underlying ETF will maintain appropriate high-grade liquid assets in a segregated custodial account to cover its obligation under the agreement. Each Portfolio or Underlying ETF will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Adviser or Subadviser, as the case may be.

A Portfolio’s or Underlying ETF’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Portfolio or Underlying ETF has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio’s or Underlying ETF’s obligation to repurchase the securities, and the Portfolio’s or Underlying ETF’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

Investment Companies, REITs and ETFs

A Portfolio and the Underlying ETFs may invest in the securities of other investment companies (including money market funds), ETFs that are not investment companies and real estate investment trusts (“REITs”) to the extent allowed by law.

To the extent allowed by law or regulation, each Underlying ETF may invest its assets in securities of investment companies that are money market funds, in excess of the limits discussed above. Other investment companies in which an Underlying ETF invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Underlying ETF.

An Underlying ETF may purchase shares of ETFs. An Underlying ETF may purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts — to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Underlying ETF. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. An Underlying ETF may also purchase ETF shares for other purposes, including improving its ability to track its underlying index. An Underlying ETF may invest in shares of ETFs that are advised by the Adviser or Subadviser.

The Underlying ETFs may purchase interests in REITs. Real estate industry companies include, among others, equity real estate investment trusts, which own properties, and mortgage real estate investment trusts, which make construction, development, and long-term mortgage loans. Equity real estate investment trusts may be affected by changes in the value of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. Equity and mortgage real estate investment trusts are dependent upon management skill, are not diversified, and are subject to the risks of financing projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Commodities

Some of the Underlying ETFs may invest directly in physical commodities, such as gold, silver and other precious minerals. Commodity prices can be volatile and may be either directly or indirectly affected by a wide range of factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, and factors affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international economic, political, and regulatory developments.

Securities Lending

Some of the Underlying ETFs may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows the Underlying ETFs to retain ownership of the securities loaned and, at the same time, to earn additional income. There may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially. Cash received through loan transactions may be invested in any security in which the Underlying ETFs are authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

Asset-Backed and Commercial Mortgage-Backed Securities

Certain of the Underlying ETFs may invest in asset-backed and commercial mortgage-backed securities. Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, “passed through” to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security’s stated maturity may be shortened, and the security’s total return may be difficult to predict precisely.

As interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated. The issuers of asset-backed and commercial mortgage-backed securities may, therefore, repay principal in advance. This forces an Underlying ETF to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Underlying ETF’s income. In addition, changes in prepayment levels can increase the volatility of prices and yields on asset-backed and commercial mortgage-backed securities. If an Underlying Fund pays a premium (a price higher than the principal amount of the bond) for an asset-backed and commercial mortgage-backed security and that security is prepaid, the Underlying ETF may not recover the premium, resulting in a capital loss.

Mortgage Securities

Mortgage securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer that is backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations, make payments of both principal and interest at a range of specified intervals; others make semi-annual interest payments at a pre-determined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the “principal-only” security receives the principal payments made by the underlying mortgage, while the holder of the “interest-only” security receives interest payments from the same underlying mortgage.

The value of mortgage securities may change due to shifts in the market’s perception of the creditworthiness of issuers and changes in interest rates. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Nongovernment mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk. Prepayment risk is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing the investor to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security’s effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities. In addition, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage Pass-Through Securities

Certain of the Underlying ETFs may invest in mortgage pass-through securities which are a category of pass-through securities backed by pools of mortgages and issued by the GNMA, or by one of several U.S. government-sponsored enterprises, such as the FNMA, FHLMC, or FHLBs. In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome. For these and other reasons, an Underlying ETF may obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of “to-be-announced” or “TBA transactions.” “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines that establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to the settlement date.

An Underlying ETF may use TBA transactions in several ways. For example, an Underlying ETF may regularly enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a “TBA roll.” In a “TBA roll,” an Underlying ETF generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, an Underlying ETF may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Default by or bankruptcy of a counterparty to a TBA transaction would expose an Underlying ETF to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. The use of “TBA rolls” may cause an Underlying ETF to experience higher portfolio turnover and to pay higher capital gain distributions, which may result in larger amounts of short-term capital gains allocable to interestholders. The Underlying ETFs generally segregate liquid assets in connection with TBA transactions.

Loan Participations and Assignments

An Underlying ETF may purchase interests in loan participations that typically represent direct participation in a loan to a corporate borrower, and generally are offered by an intermediary bank or other financial institution or lending syndicate. Under these loan participation arrangements, an Underlying ETF will have the right to receive payments of principal, interest and any fees to which it is entitled from the bank selling the loan participation upon receipt by the bank of the payments from the borrower. The borrower in the underlying loan will be deemed to be the issuer of the participation interest except to the extent an Underlying ETF derives its rights from the intermediary bank that sold the loan participation. Interests in loan participations in which an Underlying ETF may invest may not be rated by any NRSRO.

Because the bank issuing the loan participation does not guarantee the participation in any way, the participation is subject to the credit risks associated with the underlying corporate borrower. In addition, it may be necessary, under the terms of the loan participation, for an Underlying ETF to assert its rights against the underlying corporate borrower in the event that the underlying corporate borrower should fail to pay principal and interest when due. Thus, an Underlying ETF could be subject to delays, expenses, and risks that are greater than those that would have been involved if the Underlying ETF had purchased a direct obligation of the borrower.

An Underlying ETF may also assume the credit risk associated with an interposed bank or other financial intermediary. In the case of a loan that is administered by an agent bank acting as agent for all holders, the agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, an Underlying ETF has direct recourse against the corporate borrower, the Underlying ETF may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of an Underlying ETF were determined to be subject to the claims of the agent bank’s general creditors, the Underlying ETF might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Moreover, under the terms of the loan participation, an Underlying ETF may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the Underlying ETF also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation might be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the issuing bank. If an Underlying ETF does not receive scheduled interest or principal payments on such indebtedness, the Underlying ETF’s net asset value and yield could be adversely affected. Loans that are fully secured offer an Underlying ETF more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral could be liquidated. An Underlying ETF may invest in loan participations of below investment-grade quality. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, an Underlying ETF bears a substantial risk of losing the entire amount invested.

Loans and other types of direct indebtedness may be subject to restrictions on resale. In addition, the secondary market, if any, for loans and other types of direct indebtedness may be limited; thus, loans and other types of direct indebtedness purchased by an Underlying ETF may be treated as illiquid.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to an Underlying ETF. For example, if a loan is foreclosed, an Underlying ETF could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, an Underlying ETF could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation.

Funding Agreements

Certain of the Underlying ETFs may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser.

Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed-, variable-or floating-interest rate that is based on an index and guaranteed for a fixed time period. The secondary market, if any, for these funding agreements is limited; thus, such investments purchased by an Underlying ETF may be treated as illiquid. If a funding agreement is determined to be illiquid it will be valued at its fair market value as determined by procedures approved by the Underlying ETF’s Board of Trustees.

Participation Interests

An Underlying ETF may invest in participation interests in any type of security in which the Underlying ETF may invest. A participation interest gives an Underlying ETF an undivided interest in the underlying securities in the proportion that the Underlying ETF’s participation interest bears to the total principal amount of the underlying securities.

Warrants

A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specified amount of the corporation’s capital stock at a set price for a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities.

Short-Term Instruments

Each Underlying ETF may invest in short-term instruments in the same manner as the Portfolios, as described above.

U.S. Government Obligations

Each Underlying ETF may invest in U.S. government obligations in the same manner as the Portfolios, as described above.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted the following policies and procedures with respect to the disclosure of the securities held by each Portfolio. The disclosure policy currently authorizes quarterly dissemination of full holdings for each Portfolio with a 30 day lag. However, under conditions of confidentiality, the policy and procedures set forth above do not prevent the sharing of either Portfolio’s holdings under the specific exceptions provided below:

•	Disclosures that are required by law;

•	Disclosures necessary for service providers, which included but are not limited to, investment advisers, administrator, custodian, accounting agent, technology providers, or any other entity that has a need to know such information in order to fulfill its contractual obligations to provide services to the Portfolios to perform legitimate business functions for the benefit of the Trust;

•	Disclosure necessary for rating agencies to assess applicable fund ratings;

•	Disclosures necessary to broker-dealers or banks as part of the normal buying, selling, shorting, or other transactions in Portfolio securities;

•	Disclosure to the Portfolio’s or service providers’ regulatory authorities, accountants, or counsel; and

•	Disclosures to investment advisers of the Portfolios of complied data concerning accounts managed by the investment adviser.

The holdings of each Portfolio will also be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarter will be filed on Form N-Q; and (iii) portfolio holdings as of the end of six months period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust’s Form N-CSRs and Form N-Qs are available on the SEC’s website at www.sec.gov.

The Board of Trustees will periodically review the list of entities that have received holdings of either Portfolio to ensure that the disclosure of the information was in the best interest of the separate account (as sole shareholder), identify any potential for conflicts of interest, and evaluate the effectiveness of its current portfolio holding policy.

Only officers of the Trust and their authorized agents may approve the disclosure of either Portfolio’s holdings. In all cases, eligible third parties/service providers are required to execute a non-disclosure agreement requiring the recipient to keep confidential any portfolio holdings information received and not to trade on the nonpublic information received. Neither the Trust nor its service providers (or any persons affiliated with either) receives any compensation or other consideration in connection with the sharing of the Portfolios’ holdings.

The identity of such entities is provided below:

	Frequency of	Information	Date of	Date Provided
Name of Recipient	Holdings Disclosure	Lag	Information	to Recipients

FLC Investment Management Company, LLC	Daily	None	Daily	Daily
(Adviser)
Alley Company, LLC	Daily	None	Daily	Daily
(Subadviser)
UMB Financial Services, Inc.	Daily	None	Daily	Daily
(Administrator and Transfer Agent)
UMB Bank, N.A.	Daily	None	Daily	Daily
(Custodian)
Blackman Kallick, LLP	As needed	None	As needed	As needed
(Accounting Firm)
Locke Lord Bissell & Liddell LLP	As needed	None	As needed	As needed
(Counsel)

MANAGEMENT OF THE TRUST

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the state of Delaware and the Trust’s Declaration of Trust and Bylaws. The trustees are responsible for the overall management and operations of the Portfolios. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees, who are not deemed to be “interested persons” of the Trust as defined by the 1940 Act, are referred to as “Independent Trustees.” Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.”

The principal occupations for the past five years of the trustees and executive officers of the Trust are listed below. The address of each, unless otherwise indicated, is 3750 West Deerfield Road, Riverwoods, Illinois 60015. Each trustee serves for an indefinite term, until his or her resignation, death or removal.

Independent Trustees

				Number of
				Portfolios in
				Portfolio	Other
		Term of Office	Principal	Complex	Trusteeships
	Position with	and Length of	Occupation(s)	Overseen by	Held By
Name and Age	the Portfolio	Time Served	During Last 5 years	Trustee	Trustee

Paul H. Berghoff, Jr.(43)	Trustee	Since July 21, 2008	Mr. Berghoff is President of Berghoff & Company, Inc., a registered broker-dealer, since March 2001. He is also President of Berghoff & Company Capital Management, Inc., a registered investment adviser with the state of Illinois, since January 2002.	2	None
Lawrence P. Meehan(57)	Trustee	Since July 21, 2008	Mr. Meehan is a Principal of Reinhart Partners, Inc., an SEC registered investment adviser, since October 1992.	2	None

Interested Trustees

Number of
Portfolios in
				Portfolio	Other
		Term of Office	Principal	Complex	Trusteeships
	Position with	and Length of	Occupation(s)	Overseen by	Held By
Name and Age	the Portfolio	Time Served	During Last 5 years	Trustee	Trustee

William S. Austin(45)*	Trustee	Since July 21, 2008	Mr. Austin is the President and Chief Operating Officer of Federal Life Insurance Company (Mutual) since February 2002. He is also Executive Vice President of FED Mutual Financial Services, Inc. since February 2007.	2	None

*	Mr. Austin is deemed an “Interested Trustee” by virtue of his current relationship with Federal Life Insurance Company (Mutual) and FED Mutual Financial Services, Inc.

Officers

		Term of Office	Principal
	Position with	and Length of	Occupation(s)
Name and Age	the Portfolio	Time Served	During last 5 years

William S. Austin(45)	President	Since July 21, 2008	Mr. Austin is the President and Chief Operating Officer of Federal Life Insurance Company (Mutual) since February 2002. He is also Executive Vice President of FED Mutual Financial Services, Inc. since February 2007.
Fred T. Barth(63)	Treasurer	Since July 21, 2008	Mr. Barth is the Controller and Accounting Officer of Federal Life Insurance Company (Mutual) since June 1996. He is also Treasurer of FED Mutual Financial Services, Inc. since October 1996.
Christine Q. Kaefer(51)	Chief Compliance Officer	Since July 21, 2008	Ms. Kaefer is the Marketing Services Officer of Federal Life Insurance Company (Mutual) since November 1987. She is also Chief Compliance Officer of FED Mutual Financial Services, Inc. since February 1988.
Judy A. Manning(58)	Secretary	Since July 21, 2008	Ms. Manning is the Secretary of Federal Life Insurance Company (Mutual) since June 2006, and the Secretary to the Chairman as CEO since July 1977.

Except for their service on the Trust’s Board of Trustees, the Independent Trustees and their immediate family members have not held any positions during the past two years with any Portfolio, the Adviser, the Subadviser or the Distributor, or any affiliate of the foregoing.

Standing Board Committees

The Trust’s Board of Trustees has established two standing committees: the Audit Committee and the Nominating and Governance Committee.

The Audit Committee meets periodically with the Trust’s officers and the Trust’s independent registered public accounting firm to review accounting and financial reporting practices, the results of the annual audits of the Portfolios’ financial statements, the responsibilities and fees of the independent auditors and other matters. Members of the Audit Committee are currently Messrs. Berghoff and Meehan. Mr. Berghoff is an “audit committee financial expert” and serves as Chairperson of the Audit Committee. During the fiscal year ended December 31, 2008, the Audit Committee convened one time.

The Nominating and Governance Committee meets periodically to advise and assist the Board in selecting nominees to serve as trustees of the Trust and in establishing, implementing and executing policies, procedures and practices that assure orderly and effective governance of the Trust and effective and efficient management of all business and financial affairs of the Trust. While the Nominating and Governance Committee expects to be able to identify a sufficient number of qualified candidates on its own, it will consider nominations from shareholders that are submitted in writing. All nominees must possess the appropriate characteristics, skills and experience for serving on the Board. In particular, the Nominating and Governance Committee will consider each nominee’s integrity, education, professional background, understanding of the Trust’s business on a technical level and commitment to devote the time and attention necessary to fulfill a Trustee’s duties. Shareholders who wish to recommend nominees for consideration as Trustees shall submit the names and qualifications of the candidates to the Secretary of the Trust by writing to: Federal Life Trust, c/o Federal Life Insurance Company (Mutual), 3750 West Deerfield Road, Riverwoods, Illinois 60015. Members of the Nominating and Governance Committee are currently Messrs. Berghoff and Meehan. Mr. Meehan serves as Chairperson of the Nominating and Governance Committee. During the fiscal year ended December 31, 2008, the Nominating and Governance Committee did not convene.

At the present time there are no other standing committees of the Trust’s Board of Trustees. The Board of Trustees may in the future consider establishing one or more additional committees, including but not limited to committees charged with responsibility for nomination, compensation, valuation, investment and brokerage matters.

Trustee Ownership of Portfolio Shares

As of December 31, 2008,* the following table shows the dollar range of shares beneficially owned by each Trustee in the Portfolios.

Independent Trustees

Aggregate Dollar Range of
	Dollar Range of	Equity Securities in all
	Equity Securities in	Portfolios in the Trust
Name of Trustees	the Portfolio	Overseen by Trustees

Paul H. Berghoff, Jr.	None	None
Lawrence P. Meehan	None	None

Interested Trustees

Aggregate Dollar Range of
	Dollar Range of	Equity Securities in all
	Equity Securities	Portfolios in the Trust
Name of Trustees	in the Portfolio	Overseen by Trustees

William S. Austin	None	None

Ownership of Securities of Certain Entities and Certain Relationships

As of December 31, 2008, the Independent Trustees and their immediate family members did not own any securities of the Adviser, the Subadviser, the Distributor, or any entity controlling, controlled by, or under common control with the Adviser or the Distributor.

 * Each Portfolio is recently created and had not issued any shares as of December 31, 2008.

Compensation of Trustees

The Trust pays each Independent Trustee an annual base fee of $2,000 and a per meeting fee of $1,500 for meetings of the Board attended by the Trustee. Audit Committee members receive a fee of $250 for each Audit Committee meeting attended. Additionally, the Trust pays the Trustee who serves as Chairperson of the Audit Committee a fee of $250 for each Audit Committee meeting chaired.

The Trust reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending Board and committee meetings. Currently, the Trustees do not receive any retirement benefits or deferred compensation from the fund complex, as defined in Form N-1A under the 1940 Act.

Compensation Table

For the fiscal year ending December 31, 2008:

Aggregate
Compensation
Name	from the Trust

William S. Austin	$0
Paul H. Berghoff, Jr.	10,000
Lawrence P. Meehan	9,000

No employee of the Adviser, Subadviser, Distributor, or Transfer Agent receives any compensation from the Trust for acting as an officer or a Trustee of the Trust.

Codes of Ethics

The Trust, the Adviser, the Subadviser and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Portfolios. The Codes of Ethics are on public file with, and are available from, the SEC.

Proxy Voting Policies of the Portfolios

The Trust has delegated the responsibility for voting proxies to the Adviser as part of the Adviser’s general management of the Portfolio, subject to continuing oversight by the Board. Portfolio policies and procedures are used in determining how to vote proxies relating to fund securities. A copy of the Adviser’s Proxy Voting Policy, Procedures, and Guidelines can be found in Appendix A of this SAI.

Information with respect to how the Adviser voted Portfolio proxies relating to portfolio securities during the most recent 12-month period ending June 30, 2008 will be available: (i) without charge, upon request, by calling 1-800-233-3750 (toll-free); and (ii) on the SEC’s website at www.sec.gov.

Shareholder Communications to the Board of Trustees

The Board of Trustees has established a process for the separate account, as sole shareholder, to communicate with the Board of Trustees. The separate account may contact the Board of Trustees by mail. Correspondence should be addressed to Federal Life Trust Board of Trustees, c/o Federal Life Insurance Company (Mutual), 3750 West Deerfield Road, Riverwoods, Illinois 60015. Communications to the Board of Trustees should include the following information: (a) the name and address of the shareholder; (b) the number of shares owned by the shareholder; (c) the Portfolio(s) of which the shareholder owns shares; and (d) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board of Trustees.

Control Persons and Principal Holders of Securities

As of April 1, 2009, no shareholders were known by the Trust to own 5% or more of each Portfolio’s outstanding shares.

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a Portfolio, or is identified as the holder of record of more than 25% of a Portfolio and has voting and/or investment powers, it may be presumed to control such Portfolio.

As of April 1, 2009, Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust.

INVESTMENT ADVISER AND SUBADVISER

Investment Adviser

FLC Investment Management Company, LLC (the “Adviser”) was formed in 2007 to provide investment advisory services to the Portfolios and is registered with the SEC as an investment adviser. Located in Riverwoods, Illinois, the Adviser is a wholly-owned subsidiary of Federal Life Insurance Company (Mutual), a provider of life and health insurance and annuity products and the depositor for Federal Life Variable Annuity Account — A, the separate account purchasing shares of the Portfolios. The Distributor, FED Mutual Financial Services, Inc., is also a wholly-owned subsidiary of Federal Life Insurance Company (Mutual).

Anders Raaum is Managing Director of the Adviser and Christine Q. Kaefer is the Chief Compliance Officer of both the Adviser and the Trust.

Under the terms of the Investment Advisory Agreement between the Trust and the Adviser (the “Advisory Agreement”), and subject to the supervision and direction of the Board of Trustees of the Trust, the Adviser will, either directly or by employing suitable Subadvisers: (a) act in strict conformity with the Trust’s Declaration of Trust, the Trust’s Bylaws, the 1940 Act and the Investment Advisers Act of 1940, as amended; (b) manage each Portfolio’s portfolio and furnish a continual investment program for each Portfolio in accordance with such Portfolio’s investment objective and policies as described in the such Portfolio’s prospectus; (c) make investment decisions for each Portfolio; (d) provide each Portfolio with investment research and statistical data, advice and supervision, data processing and clerical services; (e) provide the Trust with access to certain office facilities, which may be the Adviser’s own offices; (f) determine what securities shall be purchased for each Portfolio; what securities shall be held or sold by each Portfolio, and allocate assets of each Portfolios to separate subaccounts of the approved Subadvisers, and determine what portion of each Portfolio’s assets shall be held uninvested; (g) review asset allocations and investment policies with the Board of Trustees of the Trust every quarter; and (h) advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board of Trustees of the Trust and its committees with respect to the foregoing matters and the conduct of the business of the Portfolios. In addition, the Adviser will furnish the Trust with whatever statistical information the Trust may reasonably request with respect to the securities that the Portfolios may hold or contemplate purchasing.

As compensation for such services, the Adviser receives a management fee (the “Adviser Management Fee”), payable monthly, for the performance of its services. The annual Adviser Management Fee is equal to 0.25% of the average net assets of the Portfolio. The Adviser Management Fee is accrued daily for the purpose of determining the offering and redemption price of the Portfolio’s shares.

Subadviser

The Adviser has selected Alley Company, LLC, an SEC-registered investment adviser that specializes in separate account equity investment management, to serve as the Subadviser to each Portfolio (“Alley

Company” or “Subadviser”). Alley Company commenced business operations in 1998 and is located in Lake Forest, Illinois.

Under the terms of the Investment Subadvisory Agreement between the Trust, the Adviser, and the Subadviser (the “Subadvisory Agreement”), the Subadviser is responsible for recommending a continuous investment allocation program for the Portfolios in accordance with each Portfolio’s investment objectives, policies and restrictions as stated in such Portfolio’s prospectus. As compensation for such services, the Subadviser receives a management fee (the “Subadviser Management Fee”), payable monthly, for the performance of its services. The annual Subadviser Management Fee is paid out of the Adviser Management Fee and is equal to .25% of the average net assets of each Portfolio.

PORTFOLIO MANAGERS

As of December 31, 2008, the following table summarizes the other investment activities of Steven J. Alley, the portfolio manager of the Portfolios.

Steven J. Alley

Registered Investment Companies
Assets	$—
# of Accounts	—
Performance Based Assets	—
# of Accounts	—
Other Pooled Accounts
Assets	—
# of Accounts	—
Performance Based Assets	—
# of Accounts	—
Other Accounts
Assets	84,639,719
# of Accounts	43
Performance Based Assets	31,141,706
# of Accounts	3
Grand Totals
Assets	115,781,425
# of Accounts	46

Description of Material Conflicts of Interest

The Adviser and Subadviser have adopted policies and procedures that address potential conflicts of interest that may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Portfolio or other account, such as conflicts relating to the allocation of limited investment opportunities, the order of executing transactions when the aggregation of the order is not possible, personal investing activities, differences in advisory fee arrangements, structure of portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, the Adviser and Subadviser each believe that all issues relating to potential material conflicts of interest involving the Portfolios and its other managed funds and accounts have been addressed.

Portfolio Manager Compensation Structure Disclosure

Pursuant to an agreement with the Adviser, the Subadviser is paid an annual Management Fee equal to .25% of the average net assets of each Portfolio. Steven J. Alley, the portfolio manager responsible for the day-to-day management of the Portfolios, is the sole owner of the Subadviser. Mr. Alley’s compensation is not fixed and varies based on the profitability of the Subadviser.

Ownership of Securities

The portfolio manager, Steven J. Alley, does not own securities in either Portfolio as of December 31, 2008.

THE DISTRIBUTOR

FED Mutual Financial Services, Inc. (the “Distributor”), located in Riverwoods, Illinois, serves as the principal underwriter and national distributor for the shares of the Portfolio pursuant to a Distribution Agreement with the Trust dated as of July 21, 2008 (the “Distribution Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of FINRA. The Distributor is a wholly-owned subsidiary of Federal Life Insurance Company (Mutual), a provider of life insurance and annuity products and the depositor for Federal Life Variable Annuity Account — A, the separate account purchasing shares of the Portfolios. The Adviser, FLC Investment Management Company, LLC, is also a wholly-owned subsidiary of Federal Life Insurance Company (Mutual). The offering of the Portfolio’s shares is continuous. The Distributor does not receive any compensation under the Distribution Agreement.

The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Portfolio shares, will use its best efforts to distribute the Portfolio’s shares. The Distribution Agreement provides that, unless sooner terminated, it will continue from year to year, subject to annual approval by (a) the Board of Trustees or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Distributor Agreement may be terminated by the Trust at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Portfolio on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Corporation. The Distribution Agreement will automatically terminate in the event of its assignment.

The Trustees have adopted a defensive plan of distribution pursuant to Rule 12b-1 under the 1940 Act for the Portfolios (the “Distribution Plan”). The Distribution Plan recognizes that the Adviser may use its management fees, in addition to its past profits or its other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Portfolio shares and/or shareholder support services. Under the Distribution Plan, the Adviser may pay significant amounts to intermediaries, such as banks, broker-dealers and other service providers that provide those services. The Board of Directors has currently authorized such payments for the Portfolios.

Other Information

The Portfolios do not participate in joint distribution activities with any other investment company. No Independent Trustee of the Trust has any direct or indirect financial interest in the operation of the Distribution Plan or any related agreements.

The Adviser or Distributor may provide additional cash payments out of its own resources to financial intermediaries that sell shares of the Portfolios or provide other services. Such payments are in addition to any fees or other expenses paid by the Portfolios. These additional payments may be made to service agents, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the service agent. Cash compensation also may be paid to service agents for inclusion of a Portfolio on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as “revenue sharing.” In some cases, these payments may create an incentive for a service agent to recommend or sell shares of the Portfolio to you. Please contact your service agent for details about any payments it may receive in connection with the sale of Portfolio shares or the provisions of services to the Portfolios.

From time to time, the Adviser or the Distributor also may provide cash or non-cash compensation to service agents in the form of: occasional gifts; occasional meals, tickets, or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended.

OTHER SERVICE PROVIDERS

The Administrator and Transfer Agent

UMB Financial Services, Inc., located at 803 West Michigan Street, Suite A, Milwaukee, Wisconsin, serves as the administrator (“Administrator”) pursuant to a Administration and Fund Accounting Agreement with the Trust and as the transfer agent (“Transfer Agent”) pursuant to a Transfer Agency Agreement with the Trust. Pursuant to the Administration and Fund Accounting Agreement, the Administrator provides all necessary bookkeeping, shareholder recordkeeping services and pricing services to each Portfolio, including portfolio accounting services, expense accrual and payment services, fund valuation and financial reporting services, tax accounting services and compliance control services. Under the Transfer Agency Agreement, the Transfer Agent will provide all of the customary services of a transfer agent and dividend disbursing agent including receiving and processing orders to purchase or redeem shares, mailing reports and prospectuses to the separate account (as sole shareholder).

The Custodian

UMB Bank, N.A. is the custodian (“Custodian”) for each Portfolio and is located at 928 Grand Boulevard, Kansas City, Missouri. Pursuant to a Custody Agreement, the Custodian maintains a custody account or accounts in the name of the Portfolios, receives and delivers all assets for the Portfolios upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Portfolios, and pays all expenses of the Portfolios. The Custodian will receive a market value fee, which will be billed to and paid by the Trust on a monthly basis.

Independent Registered Public Accounting Firm

Blackman Kallick, LLP, serves as the Trust’s independent registered public accounting firm and is located at 10 South Riverside Plaza, 9th Floor, Chicago, Illinois. The independent registered public accounting firm examines the annual financial statements for the Trust and provides other audit, tax, and related services. Blackman Kallick, LLP also serves as the independent registered public accounting firm of Federal Life Insurance Company (Mutual), Federal Life Variable Annuity Account — A, FLC Investment Management Company, LLC and FED Mutual Financial Services, Inc.

Legal Counsel

Locke Lord Bissell & Liddell LLP, located at 111 South Wacker Drive, Chicago, Illinois, serves as legal counsel to the Trust, Federal Life Insurance Company (Mutual), Federal Life Variable Annuity Account — A, FLC Investment Management Company, LLC and FED Mutual Financial Services, Inc.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of securities are placed on behalf of the respective Portfolios by FLC Investment Management Company, LLC and Alley Company, LLC (collectively, the “Advisers”) pursuant to authority contained in each Portfolio’s Advisory Agreement and Sub-Advisory Agreement. The Advisers are also responsible for the placement of transaction orders for other investment companies and accounts for which they or their affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, the Advisers consider various relevant factors, including, but not limited to, the broker’s execution capability, the broker’s perceived financial stability, the broker’s responsiveness to the Advisers’ transaction requests, and the broker’s clearance and settlement capability. Commissions for foreign investments traded on foreign exchanges will generally be higher than for U.S. investments and may not be subject to negotiation.

Each Portfolio may execute Portfolio transactions with broker-dealers who provide research and execution services to the Portfolios or other accounts over which the Advisers or their affiliates exercise investment discretion. Such services may include research-related computer hardware and software; and furnishing analyses and reports concerning issuers, industries, and economic factors and trends.

The receipt of research from broker-dealers that execute transactions on behalf of each Portfolio may be useful to the Advisers in rendering investment management services to each Portfolio and/or its other clients, and conversely, such information provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Advisers in carrying out their obligations to each Portfolio. The receipt of such research has not reduced the Advisers’ normal independent research activities; however, it enables the Advisers to avoid the additional expenses that could be incurred if they tried to develop comparable information through their own efforts. Such research is used by the Advisers in connection with their investment decision-making process with respect to one or more funds and accounts managed by them, and may not be used, or used exclusively, with respect to the Portfolios or account generating the brokerage.

Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are higher than the commission of other broker-dealers in recognition of their research and execution services. In order to cause each Portfolio to pay such higher commissions, the Advisers must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers viewed in terms of a particular transaction or the Advisers’ overall responsibilities to each Portfolio and their other clients. In reaching this determination, the Advisers will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the compensation should be related to those services.

The Advisers are authorized to use research services provided by and to place portfolio transactions, to the extent permitted by law, with brokerage firms that have provided assistance in the distribution of shares of each Portfolio.

The Trustees periodically review the Advisers’ performance of their responsibilities in connection with the placement of portfolio transactions on behalf of each Portfolio and review the commissions paid by each Portfolio over representative periods of time to determine if they are reasonable in relation to the benefits to each Portfolio.

When both Portfolios are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the Trustees and each Portfolio’s respective Adviser to be equitable to each Portfolio. In some cases this system could have a detrimental effect on the price or value of the security as far as each Portfolio is concerned. In other cases, however, the ability of each Portfolio to participate in volume transactions will produce better executions for each Portfolio. It is the current opinion of the Trustees that the desirability of retaining the Portfolios’ Advisers outweighs any disadvantages to the Portfolios that may be said to exist from exposure to simultaneous transactions.

PORTFOLIO TURNOVER

Each Portfolio’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by such Portfolio during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by such Portfolio. A 100% turnover rate would occur if all of a Portfolio’s securities were replaced once within a one-year period. The Adviser expects that annual portfolio turnover in each Portfolio will be less than 100%.

CAPITAL STOCK

As of the date of this SAI, the beneficial interests in the Trust are divided into transferable shares of two separate and distinct series authorized and established by the Board of Trustees. The number of shares of each series, and class thereof, is unlimited and each share has no par value. The Board of Trustees may, in the future, authorize the issuance of other series representing shares of additional investment portfolios or funds.

Although the Trust is not required to hold regular annual shareholder meetings, occasional shareholder meetings may be required for purposes such as electing and removing Trustees, approving advisory contracts, and changing a Portfolio’s fundamental investment policies. Such meetings would be for the separate account, as sole shareholder.

Voting

All shares of the Trust will be voted separately by individual series, except: (i) when required by the 1940 Act, shares will be voted in the aggregate and not by individual series; and (ii) when the Trustees have determined that the matter affects the interests of more than one series, then the shareholders of all such affected series will be entitled to vote thereon in the aggregate and not by individual series. The Trustees also may determine that a matter affects only the interests of one or more classes of a series, in which case any such matter will be voted on separately by such class or classes. For example, a change in a Portfolio’s fundamental investment policy would be voted upon only by shareholders of that Portfolio. Additionally, approval of a Portfolio’s advisory contract is a matter to be determined separately by each Portfolio. Approval by the shareholders of a Portfolio is effective as to that Portfolio whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios. As used in the prospectus of the Portfolios and in this SAI, the term “1940 Act majority,” when referring to approvals to be obtained from shareholders of a Portfolio, means the vote of the lesser of (i) 67% of the shares of the Portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares.

Each share will entitle the holder thereof to one vote for either each dollar (and each fractional dollar thereof) of net asset value (“NAV”) (number of shares owned times NAV per share) of shares outstanding in such holder’s name on the books of the Trust or each share outstanding in such holder’s name on the books of the Trust. There shall be no cumulative voting in the election of Trustees. Depending on the terms of a particular benefit plan and the matter being submitted to a vote, a sponsor may request direction from individual participants regarding a shareholder vote.

In accordance with the Trust’s Declaration of Trust, the Board of Trustees may, without shareholder approval (unless such shareholder approval is required by applicable law, including the 1940 Act), cause the Trust or one or more Portfolios to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions.

The Trust may not hold a meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act. However, the Trust will hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust’s outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

The separate account will be the sole shareholder of the Portfolios and, therefore, will control the outcome of all matters to be voted upon by shareholders of the Portfolios.

Dividends and Distributions

Each share of a Portfolio represents an equal proportional interest in the Portfolio with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Portfolio as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, the separate account, as sole shareholder, of the Portfolios is entitled to receive the assets attributable to the Portfolios that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine. The separate account, as sole shareholder, is not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

VALUATION OF PORTFOLIO SECURITIES

Calculation of Share Price

The net asset value per share of the Portfolio will be determined on each day when the NYSE is open for business and will be computed by taking the aggregate market value of all assets of the Portfolio less its liabilities, and dividing by the total number of shares outstanding. Each determination will be made:

•	by valuing portfolio securities, including open short positions, puts and calls, and futures contracts, which are traded on the various exchanges including electronic exchanges, at the last reported sales price;

•	by valuing portfolio securities for which a quote is readily available at the last quoted price;

•	by valuing portfolio securities for which no sale was reported on a particular day and securities traded on the over-the-counter market at the mean between the last bid and asked prices; and

•	by valuing portfolio securities or other assets for which market quotations are not readily available at fair value in good faith and under the supervision of the Board of Trustees, although others may do the actual calculation.

The price (net asset value) of Portfolio shares is determined as of the close of the regular session of trading on the NYSE (usually 4:00 p.m. Eastern Time), on each day the NYSE is open for business.

Trading in Foreign Securities

Trading in foreign securities may be completed at times that vary from the closing of the NYSE. In computing net asset value, each Portfolio values foreign securities at the latest closing price on the exchange on which they are primarily traded immediately prior to the closing of the NYSE. Some foreign currency exchange rates may also be determined at the latest rate immediately prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If these events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Board of Trustees.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchase of Shares

Orders for shares received by the Trust in good order prior to the close of the regular session of trading on the NYSE on each day during such periods that the NYSE is open for trading are priced at net asset value per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of the regular session of trading of the NYSE on the next day on which it is open for trading at the next determined net asset value per share.

Redemption of Shares

The Trust will redeem all or any portion of the shares of the Portfolio held by the separate account, as sole shareholder, when requested in accordance with the procedures set forth in the “Redemptions” section of the prospectus. Under the 1940 Act, the right of the separate account, as sole shareholder, to redeem shares and to receive payment therefor may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Portfolio fairly to determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

Supporting documents in addition to those listed under “Redemptions” in the Portfolio’s prospectus will be required from executors, administrators, trustees, or if redemption is requested by someone other than the separate account, as the sole shareholder of record. Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

DISTRIBUTIONS AND TAXES

The following is only a brief summary of important tax considerations that generally affect the Portfolios and should be read in conjunction with the section in the prospectus entitled “Shareholder Information — Tax Consequences.”

For a discussion of the impact on individual variable deferred annuity contract owners of income taxes that Federal Life Variable Annuity Account — A, the separate account issuing the individual variable deferred annuity contracts, may owe as a result of (i) its ownership of shares of the Portfolio, (ii) its receipt of dividends and distributions thereon, and (iii) its gains from the purchase and sale thereof, reference should be made to the prospectus for Federal Life Variable Annuity Account — A.

To ensure compliance with United States Treasury Department Circular 230, you are hereby notified that: (i) any discussion of U.S. federal tax issues in this document is not intended or written to be relied upon, and cannot be relied upon, by you for purposes of avoiding penalties that may be imposed on you under the Internal Revenue Code of 1986, as amended (“Code”); (ii) such discussion is written in connection with the promotion or marketing of the transactions or matters addressed herein; and (iii) you should seek advice based on your particular circumstances from your own independent tax advisor.

Distributions

All dividends and capital gains distributions paid by the Portfolios will be automatically reinvested, at net asset value, in additional shares of the Portfolios unless otherwise indicated. Each Portfolio currently intends to pay dividends, if any, on an annual basis. There is no fixed dividend rate and there can be no assurance that the Portfolios will pay any dividends or realize any capital gains.

If the net asset value of shares is reduced below the separate account’s cost as a result of a distribution by the Portfolios, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of the separate account buying shares of the Portfolios just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the separate account, as sole shareholder.

Taxes

It is the policy of each Portfolio to comply with the provisions of the Code applicable to regulated investment companies. As a result, the Portfolio will not be subject to U.S. federal income tax on any net income or capital gains that it distributes to the separate account, as its sole shareholder.

The Treasury Department has issued Regulations under Code Section 817(h) that pertain to diversification requirements for variable annuity and variable life insurance contracts. Each Portfolio intends to comply with the diversification requirement. These requirements are in addition to the diversification requirement imposed on the Portfolios by Subchapter M and the 1940 Act. The Section 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issue. A variable contract based upon a separate account will not receive favorable tax treatment as an annuity or life insurance contract unless the separate account and underlying regulated investment company investments are adequately diversified. In determining whether a separate account is adequately diversified, in certain circumstances the separate account can look through to the assets of the regulated investment company in which it has invested.

The Regulations require the Portfolios’ assets to be diversified so that no single investment represents more than 55% of the value of the Portfolio’s total assets, no two investments represent more than 70% of the Portfolio’s total assets, no three investments represent more than 80% of the Portfolio’s total assets and no four investments represent more than 90% of the Portfolio’s total assets.

The applicable Regulations treat all securities of the same issuer as a single investment. In the case of “government securities,” each government agency or instrumentality shall be treated as a separate issuer for the purpose of the diversification test (although not for the purpose of the “safe harbor” test described above). All securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. The Trust intends to comply with these diversification requirements. Failure of the Portfolios to satisfy the Section 817(h) requirements would result in taxation of the separate account, the variable life policies and individual variable deferred annuity contracts of Federal Life Insurance Company (Mutual), and tax consequences to the holders thereof.

PERFORMANCE INFORMATION

Total Return

Average annual total return quotations that may be used in the Portfolio’s advertising and promotional materials are calculated according to the following formulas:

P (1+T)n = ERV

Where:  P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period

Under the foregoing formula, the time periods used in any advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or “T” in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions. The calculation assumes an initial $1,000 payment and assumes all dividends and distributions by the Portfolio are reinvested at the price stated in the prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to the separate account, which is the only shareholder account.

The following formula is used to calculate average annual returns after taxes before liquidations:

P*(1+T)[n] = ATVD

Where:	P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years in the base period
ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the base period, at the end of the base period, after taxes on Portfolio distributions but not after taxes on redemption

The following formula is used to calculate average annual returns after taxes after liquidations:

P(1+T)[n] = ATVDR

Where:	P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years in the base period
ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the base period at the end of the base period, after taxes on Portfolio distributions and redemption.

The Portfolio may also calculate total return on a cumulative basis to reflect the cumulative percentage change in value over the measuring period. The formula for calculating cumulative total return can be expressed as follows:

Cumulative Total Return = [ (ERV) − 1 ]

Yield Quotations

The 30-day (or one month) yield quotations that may be used in the Portfolio’s advertising and promotional materials are calculated according to the following formula prescribed by the SEC:

Yield	=	2 [(	a−b cd	+ 1)[6]	− 1 ]

Where:

a = dividends and interest earned during the period

b = total expenses accrued for the period (net of reimbursements).

c = average daily number of shares outstanding during the period that were entitled to receive dividends

d = the maximum offering price per share on the last day of the period.

Other Information

The Portfolio’s performance data quoted in any advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in the Portfolio will fluctuate, and an investor’s redemption proceeds may be more or less than the original investment amount.

Comparison of Portfolio Performance

The performance of the Portfolio may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or other independent services which monitor the performance of investment companies, and may be quoted in advertising in terms of its ranking in each applicable universe. In addition, the Portfolio may use performance data reported in financial and industry publications, including Barron’s, Business Week, Forbes, Fortune, Investor’s Daily, IBC/Donoghue’s Money Portfolio Report, Money Magazine, The Wall Street Journal and USA Today.

FINANCIAL STATEMENTS

The Trust’s audited financial statements appearing in the Trust’s annual report to shareholders with respect to the Portfolios for the fiscal year ended December 31, 2008 and filed electronically with the SEC, are incorporated herein by reference and made part of this SAI. You may request a copy of the Trust’s annual report at no charge by calling (800) 233-3750 during normal business hours.

APPENDIX A

FLC INVESTMENT MANAGEMENT COMPANY, LLC

PROXY VOTING POLICIES AND PROCEDURES

FLC Investment Management Company, LLC (“FLC”) is the investment manager for the Federal Life Fixed Income Portfolio and the Federal Life Equity Portfolio (the “Portfolios”). As such, it has been delegated the authority to vote proxies with respect to investments held in the accounts it manages. Such authority may be delegated to an approved subadviser of the Portfolios. The following is a statement of the proxy voting policies that have been adopted by FLC.

GENERAL PRINCIPLES

In voting proxies, FLC is guided by general fiduciary principles. It must act prudently, solely in the interest of our clients, and for the exclusive purpose of providing benefits to them. FLC will attempt to consider all factors of its vote that could affect the value of the investment. We will not subordinate the interests of clients in the value of their investments to unrelated objectives. In short, FLC will vote (or refrain from voting) proxies in the manner that we believe will be in the best economic interest of our client.

SUMMARY OF PROXY VOTING GUIDELINES

Election of Directors

FLC will generally vote in accordance with management’s recommendations on the election of directors. However, votes on director nominees are made on a case by case basis. Factors that are considered include: current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors’ investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest.

There are some actions by directors that may result in votes being withheld. These actions include:

•	Attending less than 75% of board and committee meetings without a valid excuse, or

•	Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.

Ratification of Auditors

FLC will generally rely on the judgment of the issuer’s audit committee in selecting the independent auditors who will provide the best service to the company. FLC believes that independence of the auditors is paramount and will vote against auditors whose independence appears to be impaired.

Shareholder Rights

Cumulative Voting

We generally favor cumulative voting proposals, except in cases where a company has a staggered board. Cumulative voting gives minority shareholders a stronger voice in the company and a greater chance for representation on the board. Nonetheless, we will evaluate cumulative voting proposals on a case by case basis.

Supermajority Voting

We generally do not support supermajority voting provisions. Requiring a majority vote may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

Takeover Issues

Votes on mergers, acquisitions and restructuring proposals must be considered on a case by case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights.

Staggered Board

If a company has a “staggered board,” its directors are elected for terms of more than one year and only a segment of the board stands for election in any year. Therefore, a potential acquiror cannot replace the entire board in one year even if it controls a majority of the votes. Although staggered boards may provide some degree of continuity and stability of leadership and direction to the board of directors, FLC believes that staggered boards are primarily an anti-takeover device and will vote against them. However, FLC does not necessarily vote against the re-election of staggered boards.

“Blank Check” Preferred Stock

Blank check preferred stock gives the board of directors the ability to issue preferred stock, without further shareholder approval, with such rights, preferences, privileges and restrictions as may be set by the board. In response to a hostile take-over attempt, the board could issue such stock to a friendly party or could establish conversion or other rights in the preferred stock which would dilute the common stock and make an acquisition impossible or less attractive. The argument in favor of blank check preferred stock is that it gives the board flexibility in pursuing financing, acquisitions or other proper corporate purposes without incurring the time or expense of a shareholder vote. Generally, FLC will vote against blank check preferred stock. However, FLC may vote in favor of blank check preferred if the proxy statement discloses that such stock is limited to use for a specific, proper corporate objective as a financing instrument.

Elimination of Preemptive Rights

While preemptive rights will protect the shareholder from having its equity diluted, it may also decrease a company’s ability to raise capital through stock offerings or use stock for acquisitions or other proper corporate purposes. Preemptive rights may therefore result in a lower market value for the company’s stock. In the long term, shareholders could be adversely affected by preemptive rights. FLC generally votes against proposals to grant preemptive rights, and for proposals to eliminate preemptive rights.

“Fair Price” Amendments

This is a type of charter amendment that would require an offeror to pay a “fair” and uniform price to all shareholders in an acquisition. In general, fair price amendments are designed to protect shareholders from coercive, two-tier tender offers in which some shareholders may be merged out on disadvantageous terms. Fair price amendments also have an anti-takeover impact, although their adoption is generally believed to have less of a negative effect on stock price than other anti-takeover measures. FLC will carefully examine all fair price proposals. In general, FLC will vote against fair price proposals unless it can be determined from the proposed operation of the fair price proposal that it is likely that share price will not be negatively affected and the proposal will not have the effect of discouraging acquisition proposals.

Golden Parachutes

Golden parachute arrangements provide substantial compensation to executives who are terminated as a result of a takeover or change in control of their company. The existence of such plans in reasonable amounts probably has only a minimal anti-takeover effect. In voting, FLC will evaluate the specifics of the plan presented.

Incentive Compensation Plans

We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case by case basis. In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

We would generally vote against plans that promote short-term performance at the expense of longer-term objectives. Dilution is also considered in reviewing all incentive plans.

Social Issues

It is our general policy to not support proposals on social issues that lack a demonstrable economic benefit to the issuer and its shareholders. We recognize that highly ethical and competent persons sometimes differ on such matters, and so we review the more controversial issues closely.

Potential Conflicts of Interest

Corporate management has a strong interest in the outcome of proposals submitted to shareholders. As a consequence, management may seek to influence large shareholders to vote with their recommendations on particularly controversial matters. Companies with which FLC has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which FLC votes on matters for its clients. To ensure that such a conflict of interest does not affect proxy votes cast for FLC clients, our proxy voting personnel regularly catalog companies with whom FLC has significant business relationships; all discretionary (including case-by-case) voting for these companies will be voted by the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent trustees of the Portfolios or upon the advice of an independent corporate governance or proxy voting service).

PART C

OTHER INFORMATION

Item 23.  Exhibits

Exhibit
Number		Description

(a)	(i)	Certificate of Trust dated November 16, 2007.(1)
	(ii)	Declaration of Trust dated November 16, 2007.(1)
	(iii)	Amended and Restated Declaration of Trust dated [ ], 2008.(2)
(b)		Bylaws of the Trust dated [ ], 2008.(2)
(c)		Provisions of instruments defining rights of security holders are contained in Articles II, VII, IX and X of the Amended and Restated Declaration of Trust (incorporated herein by reference to Exhibit (a)(iii) to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed July 11, 2008 (File No. 333-147558)) and Articles IV, VI and XIII of the Bylaws of the Trust (incorporated herein by reference to Exhibit (b) to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed July 11, 2008 (File No. 333-147558)).
(d)	(i)	Form of Investment Advisory Agreement between the Trust and FLC Investment Management Company, LLC dated [ ], 2008.(2)
	(ii)	Form of Investment Subadvisory Agreement between the Trust, FLC Investment Management Company, LLC and Alley Company, LLC dated [ ], 2008.(2)
(e)	(i)	Form of Underwriting and Servicing Agreement between the Trust and FED Mutual Financial Services, Inc. dated [ ], 2008.(2)
	(ii)	Form of Participation Agreement among Federal Life Insurance Company (Mutual), Federal Life Variable Account-A, the Trust, FLC Investment Management Company, LLC and FED Mutual Financial Services, Inc. dated [ ], 2008.(2)
(f)		Not applicable.
(g)		Form of Custody Agreement between the Trust and UMB Bank, N.A. dated [ ], 2008.(2)
(h)	(i)	Form of Transfer Agency Agreement between the Trust and UMB Financial Services, Inc. dated [ ], 2008.(2)
	(ii)	Form of Administration and Fund Accounting Agreement between the Trust and UMB Financial Services, Inc. dated [ ], 2008.(2)
(i)		Opinion and Consent of Locke Lord Bissell & Liddell LLP, filed herewith.
(j)		Consent of Independent Registered Public Accounting Firm, filed herewith.
(k)		Not applicable.
(l)		Initial Capital Agreement.(2)
(m)		Form of Distribution Plan adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940.(2)
(o)		Reserved.
(p)	(i)	Code of Ethics of the Trust and FLC Investment Management Company, LLC., filed herewith.
	(ii)	Code of Ethics of FED Mutual Financial Services, Inc., filed herewith.
	(iii)	Code of Ethics of Alley Company, LLC.(2)

(1)	Incorporated by reference to the initial Registration Statement on Form N-1A, filed November 21, 2007 (File No. 333-147558).

(2)	Incorporated by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed July 11, 2008 (File No. 333-147558).

Item 24.  Persons Controlled by or Under Common Control with Registrant

Federal Life Trust is wholly-owned by Federal Life Variable Annuity Account — A, which is wholly-owned by Federal Life Insurance Company (Mutual). Set forth below is a description of Federal Life Insurance Company (Mutual) and the entities it controls:

Percentage of
Voting Securities
	State of	Owned or Other
Name	Organization	Basis of Control	Principal Business

Federal Life Insurance Company (Mutual)	Illinois	None — Mutual	Life, accident and health insurance, and annuities.
Federal Life Variable Annuity Account — A*	Illinois	100% owned by Federal Life	Separate account for individual variable deferred annuity contracts.
Federal Life Trust	Delaware	100% owned by Federal Life	Investment portfolios for individual variable deferred annuity contracts.
FLC Investment Management Company, LLC**	Illinois	100% owned by Federal Life	Acts as investment adviser to the portfolios of the Federal Life Trust.
Americana Realty Company **	Delaware	100% owned by Federal Life	Holds title to land, leases mineral rights and sells improved real estate.
FED Mutual Financial Services, Inc.**	Delaware	100% owned by Federal Life	Acts as broker/dealer for variable annuities.
FLC Mortgage Company**	Illinois	100% owned by Federal Life	Engages in the business of brokering, funding, originating or servicing of residential or commercial mortgage loans.

*	Files separate financial statements.

**	Included in Federal Life’s filed financial statements in the statement value of the common stock. There is no requirement that the subsidiaries be filed separately.

Item 25.  Indemnification

Section 5 of the Registrant’s Declaration of Trust provides that the Trust will, to the fullest extent permitted by applicable law, (i) reimburse William S. Austin (the “Initial Trustee”) for all reasonable expenses (including reasonable fees and expenses of counsel and other experts) and (ii) indemnify, defend and hold harmless the Initial Trustee from and against any and all losses, damages, liabilities, claims, actions, suits, costs, expenses, disbursements (including the reasonable fees and expenses of counsel), taxes and penalties of any kind and nature whatsoever (collectively, “Expenses”), to the extent that such Expenses arise out of or are imposed upon or asserted at any time against the Initial Trustee with respect to the performance of the Declaration of Trust, the creation, operation or termination of the Trust or the transactions contemplated thereby; provided, however, that the Trust will not be required to indemnify the Initial Trustee for any Expenses which are a result of the willful misconduct, bad faith or negligence of the Initial Trustee.

The Registrant expects that the indemnification provisions will be expanded in an Amended and Restated Declaration of Trust that will be entered into at a later date.

Item 26.  Business and Other Connections of the Investment Advisers

FLC Investment Management Company, LLC

The Registrant is advised by FLC Investment Management Company, LLC (the “Adviser”), a wholly-owned subsidiary of Federal Life Insurance Company (Mutual), located at 3750 West Deerfield Road,

Riverwoods, Illinois 60015. The Adviser’s business is that of a registered investment adviser to certain open-end, management investment companies.

Anders Raaum is the Managing Director of the Adviser and Christine Q. Kaefer is the Chief Compliance Officer of the Adviser. During the past two years, Mr. Raaum has been involved in the insurance business and the investment business as Investment Officer of Federal Life Insurance Company (Mutual). During the past two years, Ms. Kaefer has been involved in the insurance business as Marketing Services Officer and Assistant Secretary of Federal Life Insurance Company (Mutual). Mr. Raaum and Ms. Kaefer will continue to serve as officers of Federal Life Insurance Company (Mutual). To the knowledge of the Registrant, neither Mr. Raaum nor Ms. Kaefer is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

Alley Company, LLC

The Adviser has selected Alley Company, LLC, an SEC-registered investment adviser that specializes in separate account equity investment management, to serve as the Subadviser to each Portfolio (“Alley Company” or “Subadviser”). Alley Company commenced business operations in 1998 and is located at 585 Bank Lane, Suite 2400, Lake Forest, Illinois.

Steven J. Alley has ownership control of the Subadviser and is President and Chief Compliance Officer of the Subadviser. During the past two years, Mr. Alley has been active in the investment management business. To the knowledge of the Registrant, Mr. Alley is not and has not been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

Item 27.	Principal Underwriters

FED Mutual Financial Services, Inc., a wholly-owned subsidiary of Federal Life Insurance Company (Mutual), acts as the sole principal underwriter for the Portfolios.

(a) FED Mutual Financial Services, Inc. does not act as a principal underwriter, depositor or investment adviser for any funds or portfolios other than the Portfolios.

(b) The individuals listed below are the officers and directors of the principal underwriter. The business address for each is 3750 West Deerfield, Road, Riverwoods, Illinois 60015.

Name	Positions and Offices with Underwriter	Positions and Offices with Registrant

Joseph D. Austin	President and Director	—
Michael Austin	Vice President and Director	—
William S. Austin	Executive Vice President	Trustee, President
Fred T. Barth	Treasurer	Treasurer
Christine Q. Kaefer	Chief Compliance Officer	Chief Compliance Officer
Judy A. Manning	Secretary	Secretary

(c) Not applicable.

Item 28.  Location of Accounts And Records

The Registrant maintains accounts, books, and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder (collectively, the “Records”) at the offices of Federal Life Insurance Company (Mutual), located at 3750 West Deerfield Road, Riverwoods, Illinois 60015.

FLC Investment Management Company, LLC maintains all Records relating to its services as Adviser at 3750 West Deerfield, Road, Riverwoods, Illinois 60015.

Alley Company, LLC maintains all Records relating to its services as Subadviser at 585 Bank Lane, Suite 2400, Lake Forest, Illinois 60045.

FED Mutual Financial Services, Inc. maintains all Records relating to its services as Distributor at 3750 West Deerfield, Road, Riverwoods, Illinois 60015.

UMB Financial Services, Inc. maintains all Records relating to its services as Administrator and Transfer Agent at 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233.

UMB Bank, N.A. maintains all Records relating to its services as Custodian at 928 Grand Boulevard, Kansas City, Missouri 64106.

Item 29.  Management Services

Contracts under which management-related services are provided to the Registrant are set forth in Part B.

Item 30.  Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Trust certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the Village of Riverwoods, and State of Illinois, on the 30th day of April, 2009.

Federal Life Trust

By:	/s/ William S. Austin
William S. Austin
Trustee

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date

/s/ William S. Austin William S. Austin	Trustee (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)	April 30, 2009

EXHIBIT INDEX

Exhibit
Number		Description

(i)		Opinion and Consent of Locke Lord Bissell & Liddell LLP.
(j)		Consent of Independent Registered Public Accounting Firm.
(p)	(i)	Code of Ethics of the Trust and FLC Investment Management Company, LLC.
	(ii)	Code of Ethics of FED Mutual Financial Services, Inc.